UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Dryden Total Return
Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2008

Date of reporting period:	10/31/2008

Item 1 – Reports to Stockholders

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

FUND TYPE

Taxable bond

OBJECTIVE

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 15, 2008

Dear Shareholder:

We hope you find the annual report for the Dryden Total Return Bond Fund informative and useful. Because market volatility climbed sharply in 2008, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: it limits your exposure to any particular asset class, plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

JennisonDryden Mutual Funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or PREI® (Prudential Real Estate Investors). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds through its unit Prudential Fixed Income Management. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Total Return Bond Fund, Inc.

Dryden Total Return Bond Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Total Return Bond Fund, Inc. is to seek total return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Gross operating expenses: Class A, 1.12%; Class B, 1.82%; Class C, 1.82%; Class L, 1.32%; Class M, 1.82%; Class R, 1.57%; Class X, 1.82%; Class Z, 0.82%. Net operating expenses apply to: Class A, 0.91%; Class B, 1.41%; Class C, 1.41%; Class L, 1.16%; Class M, 1.45%; Class R, 1.16%; Class X, 0.85%; Class Z, 0.66%, after voluntary and contractual reduction. The contractual reduction is through 2/28/2010.

Cumulative Total Returns as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–6.36%	11.47%	46.55%	—
Class B	–6.83	7.70	37.50	—
Class C	–6.83	8.80	39.72	—
Class L	–6.67	N/A	N/A	–4.27% (3/5/07)
Class M	–6.86	N/A	N/A	–4.78 (3/5/07)
Class R	N/A	N/A	N/A	–8.12 (1/14/08)
Class X	–6.06	N/A	N/A	–3.27 (3/5/07)
Class Z	–6.13	12.81	50.16	—
Barclays Capital U.S. Aggregate Bond Index[2]	0.30	18.67	62.90	**
Lipper Intermediate Investment-Grade Debt Funds Avg.[3]	–7.01	7.53	44.70	***

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Average Annual Total Returns[4] as of 9/30/08
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	–4.59%	2.24%	3.79%	—
Class B	–5.27	2.32	3.61	—
Class C	–1.54	2.69	3.77	—
Class L	–4.58	N/A	N/A	–1.94% (3/5/07)
Class M	–6.26	N/A	N/A	–2.52 (3/5/07)
Class R	N/A	N/A	N/A	N/A (1/14/08)
Class X	–5.57	N/A	N/A	–1.72 (3/5/07)
Class Z	0.23	3.44	4.52	—
Barclays Capital U.S. Aggregate Bond Index[2]	3.65	3.78	5.20	**
Lipper Intermediate Investment-Grade Debt Funds Avg.[3]	–2.43	2.00	4.06	***

Distributions and Yields as of 10/31/08
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.59	5.51%
Class B	$0.53	5.26
Class C	$0.53	5.26
Class L	$0.56	5.51
Class M	$0.53	4.99
Class R	$0.45	5.45
Class X	$0.60	5.75
Class Z	$0.63	6.04

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6%, and 6%, respectively. Class R and Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 years of returns.

2The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

Dryden Total Return Bond Fund, Inc.	3

Your Fund’s Performance (continued)

3The Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, Class M, Class R and Class X shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, 1.00%, 0.75%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns as of 10/31/08 are 3.55% for Class L, Class M, and Class X; and –1.74% for Class R. Barclays Capital U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns as of 9/30/08 are 3.78% for Class L, Class M, and Class X. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

***Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) Closest Month-End to Inception cumulative total returns as of 10/31/08 are –5.07% for Class L, Class M, and Class X; and –8.26% for Class R. Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) Closest Month-End to Inception average annual total returns as of 9/30/08 are –0.82% for Class L, Class M, and Class X. Class R shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the Barclays Capital U.S. Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 10/31/08
Federal National Mortgage Association, 5.00%, TBA 30 YR	4.6%
Federal National Mortgage Association, 6.00%, TBA 30 YR	3.9
Federal Home Loan Mortgage Corp., 5.50%, TBA 30 YR	2.7
Federal National Mortgage Association, 5.50%, 11/01/2034	2.4
Federal National Mortgage Association, 5.50%, 11/01/2033	1.8

Issues reflect only long-term investments and are subject to change.

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Credit Quality* expressed as a percentage of net assets as of 10/31/08
U.S. Government & Agency	47.6%
Aaa	12.4
Aa	3.9
A	8.3
Baa	15.1
Ba	4.4
B	2.1
Caa	0.6
Not Rated	20.7
Total Investments	115.1
Liabilities in excess of other assets	–15.1
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit Quality is subject to change.

Dryden Total Return Bond Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

The Dryden Total Return Bond Fund Class A shares declined 6.36% for the 12-month reporting period ended October 31, 2008, significantly underperforming the positive 0.30% total return of the Barclays Capital U.S. Aggregate Bond Index (the Index), but outperforming the 7.01% decline of the Lipper Intermediate Investment-Grade Debt Funds Average.

How is the Fund managed?

The Fund, managed by Prudential Fixed Income Management, invests primarily in U.S. bond markets such as investment-grade corporate bonds, commercial mortgage-backed securities, residential mortgage-backed securities, U.S. Treasury securities, and asset-backed securities. (The latter are backed by pools of credit card debt, auto loans, home equity loans, or other such assets.) It also invest in securities not included in the Index such as high yield corporate bonds, which are commonly called “junk” bonds because they are rated below investment grade, and emerging market bonds, which are debt securities of issuers from economically developing countries. The Fund is also diversified across various maturities to further spread risks.

Research plays a key role in the Fund’s investment process. Senior investment professionals develop a quarterly market outlook that provides an overall view on the economy, interest rates, risk levels in major bond markets, and the yield curve. The latter is a single-line graph that depicts the relationship between yields on short-term through long-term bonds. This outlook helps set broad investment strategies for the Fund. Portfolio managers also work closely with a team of 62 credit research analysts in selecting bonds to buy and sell.

What were conditions like in the U.S. fixed income markets?

The investment environment was dominated by a credit crisis that worsened as delinquencies and foreclosures on subprime mortgages in the United States continued to rise during the reporting period that began November 1, 2007. Commercial banks, Wall Street firms, and savings and loan institutions were forced to take massive write-downs and losses related to the risky home loans. Commercial banks grew increasingly reluctant to lend to each other, to businesses, and to consumers.

Concerned that the credit crisis would engulf the broader U.S. economy, the Federal Reserve (the Fed) tried to stimulate growth and calm financial markets by repeatedly cutting short-term interest rates. It lowered its target for the federal funds rate on overnight loans between banks from 4.50% to 1.00%. Yet a government report showed the U.S. economy contracted during the July–September 2008 period as consumer spending declined for the first time in 17 years.

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The Fed also took unusual steps to support the nation’s financial system. For example, it helped facilitate the acquisition of Bear Stearns Cos. by J.P. Morgan Chase and Co. at a deep discount as the former lost access to funding. It also allowed Wall Street investment banks to borrow from its discount window on much the same terms as commercial banks. Despite such efforts, the investment environment continued to deteriorate, with the most significant developments occurring in September 2008.

During that month, the federal government seized control of Fannie Mae and Freddie Mac, two government-sponsored enterprises that suffered huge mortgage-related losses. Barclays Capital purchased some of Lehman Brothers Holdings Inc.’s North American businesses after the latter filed for bankruptcy protection. Bank of America agreed to merge with Merrill Lynch & Co. Indeed, the events of September 2008 signalled an end to the era of large, independent Wall Street investment banks, as the Fed allowed Morgan Stanley and Goldman Sachs Group, Inc. to become commercial banks. During that month, the Treasury Department initially proposed a $700 billion bailout plan to purchase distressed mortgage-related assets from some financial institutions to free up banks to resume normal lending. A revised version of the plan that also called for directly injecting capital into the banking sector was signed into law in October.

How did the U.S. fixed income markets perform?

A classic flight to quality played out in the U.S. fixed income markets. As the credit crisis worsened, investors flocked to Treasury securities whose interest and principal payments are backed by the U.S. government. Increased investor demand for Treasurys drove their prices higher and yields lower, as bond prices move inversely to yields. Consequently, the Treasury market posted a 7.76% total return for the reporting period that easily outperformed other U.S. bond markets. The markets for federal agency securities and for residential mortgage-backed securities of Ginnie Mae, Fannie Mae, and Freddie Mac posted modest positive total returns for the same time frame. The federal government’s takeover of Fannie Mae and Freddie Mac helped support the residential mortgage-backed securities market.

The remaining fixed income markets in the United States ended the reporting period in the red. Not surprisingly, high yield corporate bonds suffered the largest loss as investors shunned riskier assets. All sectors of the high yield market declined, with hefty losses in sectors such as financial institutions, gaming, and automotive. In the investment grade corporate bond market, some of the largest declines were posted by the lodging, brokerage, and insurance sectors. The latter was hit hard by news that the federal government seized control in September of American International Group Inc., one of the world’s biggest insurers. Double-digit losses in its credit card and home equity loan sectors pressured the asset-backed securities market, while

Dryden Total Return Bond Fund, Inc.	7

Strategy and Performance Overview (continued)

declining property valuations, rising vacancies, and slowing rent growth weighed on the commercial mortgage-backed securities market.

How was the Fund positioned during the reporting period?

The Fund had larger exposures than the Index to commercial mortgage-backed securities, asset-backed securities, investment-grade corporate bonds, and mortgage-backed securities. It also held emerging market bonds, high yield corporate bonds, and leveraged bank loans, which are not included in the Index. The leveraged loans are made to below-investment-grade companies that have borrowed heavily to finance their businesses. The Fund favored these types of bonds and bank loans because they provided higher yields and pay more interest income than ultra safe Treasurys. Indeed, the Fund held fewer Treasurys and federal agency securities than the Index.

How did the Fund’s allocation to the bond markets affect its performance?

Key aspects of the Fund’s allocation strategy had a negative impact on its performance. High yield bonds were the largest detractor for the reporting period, even though the Fund trimmed its exposure to this market. It continued to selectively hold high yield bonds that Prudential Fixed Income Management believes are oversold and will gain in value when the investment environment improves.

Two other large detractors from the Fund’s return were its exposures to commercial mortgage-backed securities and asset-backed securities. Even prices of the type of high-quality commercial mortgage-backed securities held by the Fund declined amid growing concern that properties may fail to generate anticipated rents and revenues. In the asset-backed arena, the Fund held securities that performed poorly as delinquencies and charge-offs rose rapidly on the underlying credit cards. Similarly, the Fund held securities pressured by soaring defaults on the underlying subprime home equity loans. The Fund also invested in the Dryden Core Investment Fund—Short Term Bond Series, which had exposure to securities backed by subprime home equity loans.

The Fund’s overweight exposure to investment-grade corporate bonds relative to the Index hurt its performance, as all sectors of that market declined for the reporting period. However, the negative impact of the Fund’s sizeable position was mitigated by Prudential Fixed Income Management’s favorable security selection in the investment-grade corporate bond market. For example, the Fund held bonds of General Electric, IBM, and Bank of America that performed relatively well.

Exposure to emerging market bonds such as Brazil’s Banco BMG and the Chilean electricity utility company Enersis also hurt the Fund’s performance. The Fund invests

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in this asset class to diversify away from the U.S. fixed income markets. But the risk- averse environment that pressured certain bond markets in the United States and prospects for a global economic recession weighed on debt securities of issuers from economically developing nations. Moreover, a flight to quality emerged in foreign exchange markets that caused the U.S. dollar, the world’s reserve currency, to strengthen versus a variety of currencies such as the Brazilian real and the Russian ruble. The Fund’s exposure to these emerging market currencies detracted from its returns, as the Fund does not hedge its foreign currency positions.

How did the Fund’s duration strategy affect its performance?

Duration measures a portfolio’s sensitivity to changes in the level of interest rates—a long duration increases its responsiveness, while a short duration lessens its responsiveness. Prudential Fixed Income Management typically does not take aggressive positions with regard to duration, and the moderate duration strategy it employed during the reporting period had a positive impact on the Fund’s performance.

The Fund’s duration was positioned slightly longer than that of the Index. As the worsening credit crisis prompted the Fed to repeatedly cut short-term rates, yields on U.S. Treasurys declined, pushing their prices higher because bond prices move inversely to yields. Having a slightly longer duration helped the Fund derive greater benefit from the Treasury market rally.

How did the Fund’s yield curve strategy affect its performance?

A yield curve depicts the relationship between yields on short-term through long-term bonds. The slope of the yield curve becomes steeper when the difference between short-term and long-term interest rates increases, and it becomes flatter when this difference decreases. Prudential Fixed Income Management typically does not make large adjustments when positioning the Fund to benefit from expected changes in the yield curves of various bond markets.

Overall yield curve positioning employed during the reporting period had a slightly negative effect on the Fund’s performance. The Fund had a moderate “yield curve flattener” strategy in place for the year in anticipation that the longer-term end of the U.S. Treasury yield curve would decline more than the shorter-term. The Fed repeatedly eased monetary policy in response to negative developments in the credit crisis. Yields on shorter-term bonds, the most sensitive to changes in monetary policy, declined more than yields on longer-term bonds, causing the yield curve to become steeper rather than flatter.

Dryden Total Return Bond Fund, Inc.	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2008, at the beginning of the period, and held through the six-month period ended October 31, 2008. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

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you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Total Return Bond Fund, Inc.		Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$919.40	0.86%	$4.15
	Hypothetical	$1,000.00	$1,020.81	0.86%	$4.37

Class B	Actual	$1,000.00	$916.30	1.36%	$6.55
	Hypothetical	$1,000.00	$1,018.30	1.36%	$6.90

Class C	Actual	$1,000.00	$916.30	1.36%	$6.55
	Hypothetical	$1,000.00	$1,018.30	1.36%	$6.90

Class L	Actual	$1,000.00	$916.70	1.11%	$5.35
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63

Class M	Actual	$1,000.00	$917.00	1.21%	$5.83
	Hypothetical	$1,000.00	$1,019.05	1.21%	$6.14

Class R	Actual	$1,000.00	$918.40	1.11%	$5.35
	Hypothetical	$1,000.00	$1,019.56	1.11%	$5.63

Class X	Actual	$1,000.00	$921.80	0.86%	$4.15
	Hypothetical	$1,000.00	$1,020.81	0.86%	$4.37

Class Z	Actual	$1,000.00	$919.70	0.61%	$2.94
	Hypothetical	$1,000.00	$1,022.07	0.61%	$3.10

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2008, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2008 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Dryden Total Return Bond Fund, Inc.	11

Portfolio of Investments

as of October 31, 2008

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.7%

ASSET BACKED SECURITIES 5.0%
Aa2	$387	ACE Securities Corp., Ser. 2004-OP1, Class M1, 3.779%, 4/25/34(h)	$276,679
A3	483	Aegis Asset Backed Securities Trust, Ser. 2003-1, Class M1, 4.834%, 5/25/33(h)	292,359
Ba1	485	Alfa Diversified Payment Rights Finance Co. SA (Luxembourg), Ser. 1A, Class A, 4.419%, 3/15/11(f)(h)	304,192
Baa1	25	American Express Credit Account Master Trust, Ser. 2004-C, Class C, 5.06%, 2/15/12(f)(h)	23,516
Baa2	175	AmeriQuest Mortgage Securities, Inc., Ser. 2001-2, Class M3, 6.184%, 10/25/31(h)	143,637
CCC(e)	33	Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 4.609%, 10/25/32(h)	4,842
Aaa	881	Ser. 2002-BC8, Class A3, 4.259%, 11/25/32(h)	780,374
A2	588	Argent Securities, Inc., Ser. 2003-W10, Class M2, 4.909%, 1/25/34(h)	480,591
Baa1	600	Ser. 2003-W2, Class M4, 6.611%, 9/25/33(h)	500,337
Aa2	960	Asset Backed Funding Certificates, Ser. 2004-OPT1, Class M1 3.959%, 8/25/33(h)	696,453
Aa1	883	Asset Backed Securities Corp. Home Equity, Ser. 2003-HE3, Class M1 5.805%, 6/15/33(h)	685,473
Baa2	1,475	BA Credit Card Trust, Ser. 2006-C5, Class C5, 4.96%, 1/15/16(h)	943,841
Aaa	332	Bear Stearns Asset Backed Securities, Inc., Ser. 2002-2, Class A2, 4.459%, 10/25/32(h)	291,440

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	13

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)
Aaa	$218	Brazos Student Finance Corp., Ser. 1998-A, Class A2, 2.70%, 6/1/23(h)	$212,690
Ba3	88	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2, 6.634%, 3/25/33(h)	7,979
Aa1	1,000	Centex Home Equity, Ser. 2005-C, Class M1, 3.689%, 6/25/35(h)	636,405
Baa2	1,630	Citibank Credit Card Issuance Trust, Ser. 2003-C4, Class C4, 5.00%, 6/10/15	1,137,669
Aaa	1,000	Citicorp Residential Mortgage Securities, Inc., Ser. 2006-2, Class A5, 6.036%, 9/25/36(h)	777,944
Baa3	402	Countrywide Asset Backed Certificates, Ser. 2002-BC3, Class M2, 4.984%, 5/25/32(h)	201,911
Aa3	650	Ser. 2004-12, Class MV3, 3.919%, 3/25/35(h)	486,381
Baa3	45	CS First Boston Mortgage Securities Corp., Ser. 2002-HE4, Class M2, 5.509%, 8/25/32(h)	18,523
Aa2	520	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34(h)	379,711
Aa1	1,400	FBR Securitization Trust, Ser. 2005-2, Class M1 3.739%, 9/25/35(h)	1,032,453
Aa2	640	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF6, Class M2, 3.699%, 5/25/36(h)	331,584
A2	520	Ser. 2005-FFH1, Class M2, 3.779%, 6/25/36(h)	244,975
Baa1	545	Ford Credit Auto Owner Trust, Ser. 2006-B, Class C, 5.68%, 6/15/12	433,779
Aa1	221	Fremont Home Loan Trust, Ser. 2003-B, Class M1, 4.309%, 12/25/33(h)	166,640

See Notes to Financial Statements.

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Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)
Aaa	$983	HFC Home Equity Home Loan Asset Backed Certificates, Ser. 2004-1, Class A 4.628%, 9/20/33(h)	$890,030
Aa2	740	Home Equity Asset Trust, Ser. 2003-5, Class M1, 4.309%, 12/25/33(h)	585,274
Aa2	136	HSI Asset Securitization Corp. Trust, Ser. 2006-HE2, Class 2A1, 3.309%, 12/25/36(h)	128,967
Caa1	750	IXIS Real Estate Capital Trust, Home Equity Loan, Ser. 2006-HE2, Class A4, 3.519%, 8/25/36(h)	352,209
Aaa	14	Long Beach Mortgage Loan Trust, Ser. 2004-4, Class 1A1, 3.539%, 10/25/34(h)	9,071
BBB(e)	1,400	MBNA Master Credit Card Trust USA, Ser. 1999-J, Class C, 7.85%, 2/15/12(f)	1,357,893
Aa2	542	Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M1, 4.459%, 5/25/33(h)	407,194
Aa1	1,600	New Century Home Equity Loan Trust, Ser. 2004-4, Class M1, 3.769%, 2/25/35(h)	1,092,398
Aa3	550	Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2, 4.059%, 12/25/34(g)(h)	497,357
Aaa	890	Residential Asset Securities Corp., Ser. 2005-EMX4, Class A3, 3.599%, 11/25/35(h)	757,948
A1	234	Saxon Asset Securities Trust, Ser. 2002-2, Class M2, 4.984%, 8/25/32(h)	134,923
Aaa	307	Ser. 2002-3, Class M1, 4.384%, 12/25/32(h)	274,574
Baa2	900	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR1, Class M1, 3.659%, 11/25/35(h)	229,908

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	15

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

ASSET BACKED SECURITIES (Continued)
NR	$31	Small Business Administration Corp., Ser. 2000-P10B, Class 1, 7.449%, 8/10/10	$31,061
NR	375	Ser. 2001-P10B, Class 1, 6.344%, 8/10/11	384,194
NR	514	Small Business Administration Participation Certificates, Ser. 2001-20A, Class 1, 6.29%, 1/1/21	527,408
NR	184	Ser. 2003-201, Class 1, 5.13%, 9/1/23	181,670
Aaa	647	Structured Asset Investment Loan Trust, Ser. 2003-BC8, Class 3A3, 4.159%, 8/25/33(h)	499,372
BBB(e)	346	Structured Asset Securities Corp., Ser. 2002-HF2, Class M3, 5.259%, 7/25/32(g)(h)	209,545

		Total asset backed securities	20,043,374

BANK LOANS(g) 3.8%

Cable 0.2%
B1	844	Insight Midwest Holding LLC, 5.43%, 10/6/13	675,325

Consumer 0.2%
Ba3	988	Huish Detergents, Inc., 5.77%, 4/26/14	777,656

Electric 0.9%
Ba1	498	NRG Energy, Inc., 5.262%, 2/1/13	430,348
Ba1	1,013	5.262%, 2/1/13	875,957
Ba3	2,000	Reliant Energy, Inc., 3.60%, 6/30/14	1,480,000
Ba3	990	Texas Competitive Electric Holdings Co. LLC, 6.659%, 10/10/14	771,787

			3,558,092

See Notes to Financial Statements.

16	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

BANK LOANS(g) (Continued)

Gaming 0.2%
Ba3	$1,237	Las Vegas Sands LLC, 5.52%, 5/23/14	$692,650

Health Care & Pharmaceutical 1.4%
Ba3	60	Community Health Systems, Inc., 1.00%, 7/25/14	48,177
Ba3	1,180	5.02%, 7/25/14	941,998
Ba3	491	HCA, Inc., 6.012%, 11/17/13	404,237
B1	560	Health Management Associates, 5.512%, 2/28/14	389,989
B1	1,185	Inverness Medical Innovations, 5.447%, 6/26/14	857,150
Ba3	1,679	PTS ACQ Corp., 6.0119%, 4/10/14	1,063,908
Baa3	1,000	Royalty Pharma Finance Trust, 7.75%, 5/15/15	868,333
Ba2	193	Sun Healthcare Group, 3.604%, 4/12/14	135,172
Ba2	851	4.804%, 4/12/14	595,545
Ba2	117	5.422%, 4/12/14	81,830

			5,386,339

Media & Entertainment 0.1%
Ba3	250	Idearc, Inc., 5.21%, 11/17/13	110,000
Ba3	985	5.77%, 11/17/14	415,329

			525,329

Paper 0.1%
Baa3	614	Domtar Corp., 4.804%, 3/5/14	490,586

Technology 0.6%
Ba3	396	First Data Corp., 5.982%, 9/24/14	288,585
Ba3	594	5.962%, 9/24/14	433,843

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	17

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

BANK LOANS(g) (Continued)

Technology (cont’d.)
Ba1	$1,077	Flextronics International Ltd., 6.155%, 10/1/14	$812,852
Ba1	309	7.069%, 10/1/14	233,578
B1	985	Sensata Technologies, 5.258%, 4/27/13	619,493

			2,388,351

Telecommunications 0.1%
Ba3	545	Alltel Communications, Inc., 5.50%, 5/15/15	518,466

		Total bank loans	15,012,794

COLLATERALIZED MORTGAGE OBLIGATIONS 2.1%
Aaa	325	American Home Mortgage Investment Trust, Ser. 2004-4, Class 4A, 4.39%, 2/25/45(h)	212,473
AAA(e)	446	Banc of America Funding Corp., Ser 2005-D, Class A1, 4.148%, 5/25/35(h)	354,806
Aaa	36	Banc of America Mortgage Securities, Inc., Ser. 2004-2, Class 5A1, 6.50%, 10/25/31	34,975
Aaa	137	Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2002-11, Class 1A1, 5.598%, 2/25/33(h)	127,383
Aaa	641	Bear Stearns Alt-A Trust, Ser. 2005-4, Class 23A1, 5.366%, 5/25/35(h)	518,569
Aaa	214	Ser. 2005-4, Class 23A2, 5.366%, 5/25/35(h)	177,608
Aaa	504	Countrywide Alternative Loan Trust, Pass-Through Trust, Ser. 2004-18CB, Class 3A-1, 5.25%, 9/25/19	451,939
Aaa	199	Countrywide Home Loan Mortgage Pass-Thru Trust, Ser. 2005-HYB9, Class 3A2A, 5.25%, 2/20/36(h)	146,387

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
NR	$8	Fannie Mae, Ser. 2000-32, Class FM, 4.728%, 10/18/30(h)	$7,565
NR	370	Ser. 2001-29, Class Z, 6.50%, 7/25/31	370,818
NR	595	FHLMC Structured Pass-Through Securities, Ser. T-61, Class 1A1, 4.255%, 7/25/44(h)	542,491
NR	58	Ser. T-63, Class 1A1, 4.055%, 2/25/45(h)	52,325
NR	216	Freddie Mac, Ser. 1628, Class LZ, 6.50%, 12/15/23	219,780
NR	535	Ser. 1935, Class JZ, 7.00%, 2/15/27	562,748
NR	285	Ser. 2241, Class PH, 7.50%, 7/15/30	287,225
NR	3	Government National Mortgage Association, Ser. 2000-26, Class DF, 4.678%, 9/20/30(h)	3,467
NR	4	Ser. 2000-30, Class FB, 4.919%, 10/16/30(h)	3,665
Aaa	4	Indymac ARM Trust, Ser. 2001-H2, Class A1, 4.906%, 1/25/32(h)	4,122
Aaa	435	Master Alternative Loan Trust, Ser. 2004-4, Class 4A-1, 5.00%, 4/25/19	381,908
AAA(e)	496	Master Asset Securitization Trust, Ser. 2003-7, Class 1A2, 5.50%, 9/25/33	444,634
AAA(e)	175	Prime Mortgage Trust, Ser. 2004-CL1, Class 1A2, 3.659%, 2/25/34(h)	158,963
AAA(e)	39	Ser. 2004-CL1, Class 2A2, 3.659%, 2/25/19(h)	37,017
NR	752	Regal Trust IV, Ser. 1999-1, Class A, 4.198%, 9/29/31(f)(g)(h)	571,802

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	19

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
Aaa	$88	Residential Funding Mortgage Securities I, Ser. 2003-S9, Class A1, 6.50%, 3/25/32(h)	$81,932
Aaa	801	Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A-3, 4.17%, 2/25/34(h)	660,463
Aaa	100	Structured Asset Mortgage Investments, Inc., Ser. 2002-AR3, Class A1, 4.607%, 9/19/32(h)	89,197
Aaa	9	Structured Asset Securities Corp., Ser. 2002-14A, Class 2A1, 5.044%, 7/25/32(h)	7,408
Aaa	20	Ser. 2002-1A, Class 4A, 4.999%, 2/25/32(h)	18,082
Aaa	313	Thornburg Mortgage Securities Trust, Ser. 2006-6, Class A1, 3.369%, 11/25/46(h)	283,681
Aaa	885	WAMU Mortgage Pass-Through Certificates, Ser. 2003-R1, Class A1, 3.799%, 12/25/27(h)	756,514
Aaa	138	Ser. 2005-AR13, Class A1A1, 3.549%, 10/25/45(h)	77,980
Aaa	7	Washington Mutual MSC Mortgage Pass-Thru Certificates, Ser. 2003-AR1, Class 2A, 5.993%, 2/25/33(h)	6,466
AAA(e)	726	Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-AR2, Class 2A1, 4.95%, 3/25/36(h)	563,831

		Total collateralized mortgage obligations	8,218,224

COMMERCIAL MORTGAGE BACKED SECURITIES 9.5%
AAA(e)	1,317	Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class ASB, 4.967%, 11/10/42(h)	1,173,220
A3	650	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 6.47%, 11/15/33(f)(h)	522,784
Aaa	600	Ser. 2005-T18, Class AAB, 4.823%, 2/13/42(h)	503,683

See Notes to Financial Statements.

20	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$800	Ser. 2005-T20, Class AAB, 5.135%, 10/12/42(h)	$692,368
Aaa	1,390	Citigroup Commercial Mortgage Trust, Ser. 2008-C7, Class A2A, 6.034%, 12/10/49	1,238,478
Aaa	1,300	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A3, 5.293%, 12/11/49	1,028,824
A-	4,300	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 5.44%, 9/15/30(f)(h)	3,757,475
Aaa	1,500	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A2, 6.02%, 12/10/49(h)	1,353,808
AAA(e)	1,400	CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4, 5.10%, 8/15/38(h)	1,124,443
AAA(e)	1,600	CW Capital Cobalt Ltd., Ser.2007-C3, Class A3, 5.820%, 5/15/46(h)	1,274,078
Aaa	3,300	Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A4, 4.111%, 7/5/35	2,775,016
Aaa	1,400	Ser. 2005-GG5, Class A5, 5.224%, 4/10/37(h)	1,128,101
Aaa	1,380	Ser. 2007-GG9, Class A2, 5.381%, 3/10/39	1,202,782
AAA(e)	715	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB, 5.587%, 4/10/38(h)	589,922
Aaa	1,500	J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2003-CB6, Class A2, 5.255%, 7/12/37(h)	1,323,818
Aaa	1,740	Ser. 2003-ML1A, Class A2, 4.767%, 3/12/39	1,509,448
Aaa	730	Ser. 2005-CB12, Class A3A1, 4.824%, 9/12/37	663,030
Aaa	1,880	Ser. 2005-CB13, Class A4, 5.28%, 1/12/43(h)	1,511,243

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	21

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES (Continued)
Aaa	$870	Ser. 2005-LDP4, Class A4, 4.918%, 10/15/42(h)	$686,742
Aaa	1,800	Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	1,542,788
Aaa	600	LB-UBS Commercial Mortgage Trust, Ser. 2002-C2, Class C, 5.696%, 7/15/35	551,278
Aaa	1,295	Ser. 2003-C8, Class A3, 4.83%, 11/15/27	1,181,677
Aaa	1,100	Ser. 2004-C8, Class A6, 4.799%, 12/15/29(h)	900,343
Aaa	1,500	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3, 4.615%, 8/12/39	1,326,475
Aaa	385	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 5.909%, 6/12/46(h)	308,366
AAA(e)	940	Ser. 2007-9, Class A2, 5.59%, 9/12/49	828,000
AAA(e)	1,410	Morgan Stanley Capital I, Ser. 2005-IQ9, Class A4, 4.66%, 7/15/56	1,188,190
AAA(e)	3,930	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A2, 4.867%, 2/15/35	3,439,811
AAA(e)	1,245	Ser. 2003-C9, Class A3, 4.608%, 12/15/35	1,163,384
Aaa	1,400	Ser. 2007-C34, Class A2, 5.569%, 5/15/46	1,233,812

		Total commercial mortgage backed securities	37,723,387

CORPORATE BONDS 28.2%

Airlines 1.0%
B1	1,150	American Airlines, Inc., Pass-Thru Certs., Ser. 01-1, 6.817%, 5/23/11	782,000
Baa2	1,800	Continental Airlines, Inc., Pass-Thru Certs., Ser. 00-2, 7.487%, 10/2/10(g)	1,674,000

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Airlines (cont’d.)
Baa2	$6	Ser. 01-1, 6.703%, 6/15/21(g)	$4,757
Ba1	488	7.373%, 12/15/15	307,446
Baa1	500	Ser. A, 5.983%, 4/19/22	347,500
Baa1	654	Delta Air Lines, Inc., Pass-Thru Certs., 6.821%, 8/10/22	425,395
Ba1	428	United Airlines, Inc., Pass-Thru Certs., Ser. 2007-1, 6.636%, 7/2/22	256,894
NR	122	Ser. A-4, 9.21%, 1/21/17	36,621

			3,834,613

Banking 3.9%
Ba1	1,183	Banco BMG SA (Brazil), Sr. Unsec.’d. Notes, 8.75%, 7/1/10(f)	828,333
A1	1,500	Bank of America Corp., Jr. Sub. Notes, 8.00%, 12/29/49(h)	1,123,065
Aa2	430	Sr. Unsec’d. Notes, 5.65%, 5/1/18	369,598
Aa1	250	Bank of America NA, Sub. Notes, 5.30%, 3/15/17	210,648
Aa2	600	Bear Stearns Co., Inc., Unsec’d. Notes, 7.25%, 2/1/18	564,845
A2	650	Chuo Mitsui Trust & Banking Co. Ltd, (Japan), Jr. Sub. Notes, 5.506%, 12/29/49(h)	423,903
A2	1,950	Citigroup, Inc., Jr. Sub. Notes, 8.40%, 4/30/49(b)(h)	1,355,445
Aa2	1,715	Countrywide Financial Corp., Gtd. Notes, MTN, 5.80%, 6/7/12	1,594,893

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	23

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
Aa2	$270	Credit Suisse Group, Inc. (Switzerland), Sub. Notes, 6.00%, 2/15/18	$207,251
Aa1	1,395	Depfa ACS Bank (Ireland), 5.125%, 3/16/37(f)	1,311,258
Aa3	1,145	Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes, 6.15%, 4/1/18	948,510
A1	185	Sub. Notes, 6.75%, 10/1/37	120,490
A1	100	HBOS PLC (United Kingdom), Jr. Sub. Notes, 5.92%, 9/29/49(f)(h)	47,699
Aa3	100	HSBC Holdings PLC (United Kingdom), Sub. Notes, 6.50%, 5/2/36	79,118
Aa3	495	6.50%, 9/15/37	390,309
Aa3	685	6.80%, 6/1/38	565,276
Baa3	985	HSBK Europe BV (Netherlands), Gtd. Notes, 7.25%, 5/3/17(f)	502,350
Baa2	900	ICICI Bank Ltd. (India), Jr. Sub. Notes, 7.25%, 12/31/49(f)(h)	392,586
Baa2	600	ICICI Bank, Ltd. (Singapore), Notes, 5.75%, 11/16/10(f)	528,171
A1	835	JPMorgan Chase & Co., Jr. Sub. Notes, 7.90%, 4/29/49(b)(h)	676,718
Baa3	700	Krung Thai Bank PCL (Thailand), Sub. Notes, 7.378%, 10/29/49(h)	306,546
A1	1,635	Morgan Stanley, Sr. Unsec’d. Notes, EMTN, 5.45%, 1/9/17	1,306,613

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Banking (cont’d.)
B3	$400	Northern Rock PLC (United Kingdom), Sub. Notes, 6.594%, 6/29/49(f)(h)	$152,000
A2	900	Resona Bank Ltd. (Japan), Notes, 5.85%, 9/29/49(h)	568,720
Aa3	1,600	Sumitomo Mitsui Banking Corp. (Japan), Sub. Notes, 5.625%, 7/29/49(b)(f)(h)	1,136,000

			15,710,345

Brokerage 0.3%
Caa2	785	Lehman Brothers Holdings, Inc., Jr. Sub. Notes, 6.50%, 7/19/17(k)	981
B3	745	Sr. Unsec’d. Notes, MTN, 6.875%, 5/2/18(k)	96,850
A3	510	Merrill Lynch & Co, Inc., Sub Notes, 6.11%, 1/29/37	337,465
A2	750	Notes, MTN, 6.875%, 4/25/18(b)	666,142

			1,101,438

Building Materials & Construction 0.2%
Baa3	855	American Standard, Inc., Gtd. Notes, 7.625%, 2/15/10	862,326

Cable 0.1%
Baa2	475	Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	456,461

Capital Goods 0.5%
Baa1	270	Erac USA Finance Co., Notes, 6.20%, 11/1/16(f)	175,599

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	25

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Baa2	$625	FedEx Corp., Gtd. Notes, 7.25%, 2/15/11	$622,205
A2	1,500	Rockwell Automation, Inc., Sr. Unsec’d. Notes, 5.20%, 1/15/98(a)	1,025,401

			1,823,205

Chemicals 1.0%
Ba1	550	Huntsman LLC, Sec’d. Notes, 11.625%, 10/15/10	544,500
A3	540	ICI Wilmington, Inc., Gtd. Notes, 4.375%, 12/1/08	539,497
Baa2	1,100	Lubrizol Corp., Gtd. Notes, 4.625%, 10/1/09	1,059,671
Baa2	200	Sr. Unsec’d. Notes, 5.875%, 12/1/08	200,043
Baa1	1,555	Potash Corp. of Saskatchewan (Canada), Notes, 5.875%, 12/1/36	1,101,453
Ba2	850	Union Carbide Corp., Sr. Unsec’d. Notes, 7.50%, 6/1/25	668,170

			4,113,334

Consumer 0.1%
Caa2	1,059	Realogy Corp., Gtd. Notes, PIK, 11.00%, 4/15/14	296,450

Electric 1.3%
Baa2	750	CenterPoint Energy Houston Electric LLC, Gen. Ref. Mortgage Bonds, Ser. J2, 5.70%, 3/15/13	663,020

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Baa1	$250	Consumers Energy Co., First Mortgage Bonds, Ser. D, 5.375%, 4/15/13	$228,738
Baa2	750	El Paso Electric Co., Sr. Unsec’d. Notes, 6.00%, 5/15/35	523,775
Baa3	185	Empresa Nacional de Electricidad SA (Chile), Unsub. Notes, 8.35%, 8/1/13	187,997
Baa2	500	Energy East Corp., Sr. Unsec’d. Notes, 6.75%, 6/15/12	486,007
Baa2	15	6.75%, 9/15/33	11,025
Baa3	1,000	Enersis SA (Chile), Sr. Unsec’d. Notes, 7.375%, 1/15/14	936,757
Baa1	125	Exelon Corp., Sr. Unsec’d. Notes, 4.90%, 6/15/15	93,520
A3	750	Exelon Generation Co. LLC, Sr. Unsec’d. Notes, 6.20%, 10/1/17	594,459
A1	400	Korea East-West Power Co. Ltd. (South Korea), Sr. Unsub. Notes, 4.875%, 4/21/11(f)	385,396
Baa3	355	NiSource Finance Corp., Gtd. Notes, 5.45%, 9/15/20	227,163
A2	400	Northern State Power Co., First Mortgage Bonds, Ser. B, 8.00%, 8/28/12	402,944
Ba3	503	Orion Power Holdings, Inc., Sr. Unsec’d. Notes, 12.00%, 5/1/10	485,395

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	27

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Baa3	$175	Sierra Pacific Power Co., Gen. Ref. Mortgage Bonds, Ser. P, 6.75%, 7/1/37	$132,507

			5,358,703

Energy - Integrated 0.2%
Baa2	1,500	TNK-BP Finance SA (Luxembourg), Gtd. Notes, 6.625%, 3/20/17(f)	630,000

Energy - Other 1.0%
Baa2	940	Encana Corp. (Canada), Sr. Unsub. Notes, 5.90%, 12/1/17	752,685
Baa1	775	GS Caltex Corp. (South Korea), Sr. Unsec’d. Notes, 7.75%, 7/25/11(f)	725,750
Ba3	250	Newfield Exploration Co., Sr. Sub. Notes, 6.625%, 4/15/16	185,000
Baa2	835	Nexen, Inc. (Canada), Sr. Unsec’d. Notes, 6.40%, 5/15/37	569,537
Ba1	700	Pioneer Natural Resources Co., Sr. Unsec’d. Notes, 6.875%, 5/1/18	519,726
Baa2	500	Transocean, Inc. (Cayman Islands), Sr. Unsec’d. Notes, 6.80%, 3/15/38	388,291
Baa1	360	Weatherford, Inc., Gtd. Notes, 6.35%, 6/15/17	297,405
Baa1	470	Western Oil Sand, Inc. (Canada), Sr. Sec’d. Notes, 8.375%, 5/1/12	471,469

			3,909,863

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Foods 1.6%
Baa1	$730	General Mills, Inc., Sr. Unsec’d Notes, 5.20%, 3/17/15	$632,027
Baa2	1,100	HJ Heinz Co., Sr. Unsec’d. Notes, 6.428%, 12/1/08(f)	1,100,850
Baa2	120	Kraft Foods, Inc., Sr. Unsec’d. Notes, 5.625%, 11/1/11	115,181
Baa2	1,155	6.125%, 2/1/18	989,596
Caa1	700	National Beef Packing Co. LLC, Sr. Unsec’d. Notes, 10.50%, 8/1/11	595,000
Aa2	400	PepsiCo, Inc., Sr. Unsec’d. Notes, 7.90%, 11/1/18	422,005
Ba1	2,425	Tyson Foods, Inc., Gtd. Notes, 7.85%, 4/1/16	1,796,238
Ba2	400	Sr. Unsec’d. Notes, 8.25%, 10/1/11	352,793
Baa3	420	Yum! Brands, Inc., Sr. Unsec’d. Notes, 8.875%, 4/15/11	430,525

			6,434,215

Foreign Government 1.3%
A1	100	China Development Bank (China), Unsec’d. Notes, 5.00%, 10/15/15	85,521
Ba3	400	Credit Suisse First Boston International for CJSC The EXIM of Ukraine (United Kingdom), Bonds, 6.80%, 10/4/12	180,000
Ba3	400	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine (Germany), Sec’d. Notes, 7.75%, 9/23/09	238,000

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	29

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Foreign Government (cont’d.)
A1	$100	Export-Import Bank of China, (China), Unsec’d. Notes, 4.875%, 7/21/15(f)	$85,242
BBB+(e)	483	Gazprom International SA (Luxembourg), Gtd. Notes, 7.201%, 2/1/20(f)	338,103
A3	420	Citigroup Global Markets Deutschland AG for OAO Gazprom (Russia), Sec’d. Notes, 10.50%, 10/21/09	410,130
BB-(e)	1,390	National Power Corp. (Philippines), Gtd. Notes, 7.061%, 8/23/11(f)(h)	1,195,400
Baa1	780	Pemex Project Funding Master Trust, Gtd. Notes, 6.553%, 10/15/09(f)(h)	764,400
Baa1	100	6.625%, 6/15/35	74,499
Baa1	220	9.125%, 10/13/10	220,000
Baa1	65	Petroleum Export Ltd. (Cayman Islands), Sr. Sec’d. Notes, 5.265%, 6/15/11(f)	65,122
A1	1,530	Petronas Capital Ltd. (Malaysia), Gtd. Notes, 7.00%, 5/22/12(f)	1,494,082
Aa2	250	Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Bonds, (Original cost $250,000; purchased 8/4/05) 5.298%, 9/30/20(f)(i)	218,055

			5,368,554

Gaming 0.1%
Ba3	750	MGM Mirage, Inc., Gtd. Notes, 6.875%, 4/1/16	442,500

Health Care & Pharmaceutical 2.1%
B3	400	Alliance Imaging, Inc., Sr. Sub. Notes, 7.25%, 12/15/12	344,000

See Notes to Financial Statements.

30	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Health Care & Pharmaceutical (cont’d.)
Baa3	$2,600	AmerisourceBergen Corp., Gtd. Notes, 5.875%, 9/15/15	$2,133,882
Baa2	105	Cardinal Health, Inc., Sr. Unsec’d. Notes, 5.80%, 10/15/16	85,116
A1	1,500	GlaxoSmithKline Capital, Inc., Gtd. Notes, 5.65%, 5/15/18(a)	1,329,314
Caa1	1,200	HCA, Inc., Sr. Unsec’d. Notes, MTN, 8.70%, 2/10/10	1,072,356
Baa3	1,400	Hospira, Inc., Sr. Unsec’d. Notes, 5.55%, 3/30/12	1,271,571
Baa1	1,185	Schering-Plough Corp., Sr. Unsec’d. Notes, 5.55%, 12/1/13	1,123,828
A3	730	Wyeth, Sr. Unsec’d. Notes, 5.50%, 2/15/16	660,699
A3	185	6.45%, 2/1/24	163,966

			8,184,732

Health Care Insurance 1.0%
A3	725	Aetna, Inc., Sr. Unsec’d. Notes, 6.75%, 12/15/37	515,070
Baa2	965	Cigna Corp., Sr. Unsec’d. Notes, 5.375%, 3/15/17	751,276
Ba1	2,100	Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 1/15/15	1,439,113
Ba3	585	Health Net, Inc., Bonds, 6.375%, 6/1/17	368,550

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	31

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Health Care Insurance (cont’d.)
Baa1	$1,000	UnitedHealth Group, Inc., Sr. Unsec’d. Notes, 6.00%, 6/15/17	$810,834

			3,884,843

Insurance 1.0%
A3	300	Ace INA Holdings, Inc., Gtd. Notes, 5.70%, 2/15/17	243,219
Baa1	500	Allied World Assurance Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes, 7.50%, 8/1/16	411,481
A3	625	American International Group, Inc., Sr. Unsec’d. Notes, 4.25%, 5/15/13	233,470
A3	200	5.05%, 10/1/15	74,699
Baa1	1,000	Jr. Sub. Debs., 8.175%, 5/15/58(b)(f)(h)	159,773
Baa1	2,350	Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes, 5.75%, 12/1/14	2,000,094
A2	820	Travelers Cos., Inc. (The), Sr. Unsec.’d Notes, MTN, 6.25%, 6/15/37	622,205
Baa1	25	XL Capital Ltd. (Cayman Islands), Sr. Unsec’d. Notes, 5.25%, 9/15/14	16,604
Baa3	260	Jr. Sub. Notes, 6.50%, 12/31/49(h)	72,800

			3,834,345

Lodging 0.2%
Ba3	500	Felcor Lodging LP, Sr. Sec’d. Notes, 4.803%, 12/1/11(h)	331,250

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Ba1	$440	Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes, 8.00%, 5/15/10	$393,800
Baa3	380	Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes, 6.25%, 2/15/13	279,575

			1,004,625

Media & Entertainment 0.7%
Baa2	90	British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 6.10%, 2/15/18(f)	75,888
Baa1	500	News America, Inc., Gtd. Notes, 5.30%, 12/15/14	436,378
Baa1	550	7.625%, 11/30/28	464,626
Baa3	700	Viacom, Inc., Sr. Unsec’d. Notes, 5.75%, 4/30/11	626,226
Baa3	425	6.875%, 4/30/36	296,680
Baa3	265	6.75%, 10/5/37	175,956
Baa2	750	Vivendi (France), Notes, 5.75%, 4/4/13(f)	689,043

			2,764,797

Metals 0.5%
Ba2	795	Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes, 8.375%, 4/1/17	624,075
Baa3	700	United States Steel Corp., Sr. Unsec’d. Notes, 7.00%, 2/1/18	481,975
Baa2	900	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 5.50%, 11/16/11(f)	825,830

			1,931,880

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	33

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Non Captive Finance 2.4%
Baa2	$871	Bosphorus Financial Service Ltd. (Cayman Islands), Sr. Sec’d. Notes, 4.604%, 2/15/12(f)(g)(h)	$831,447
BB(e)	600	Calabash Re Ltd. (Cayman Islands), Notes, Ser. A1, 11.219%, 1/8/10(f)(g)(h)	591,840
Baa1	150	Capital One Financial Corp., Sub. Notes, 6.15%, 9/1/16	90,984
Baa1	2,480	CIT Group, Inc., Sr. Unsec’d. Notes, 5.65%, 2/13/17	1,184,867
Aaa	1,090	General Electric Capital Australia Funding Pty. Ltd. (Australia), Gtd. Notes, MTN, 6.00%, 4/15/15	521,285
Aaa	700	General Electric Capital Corp., Sr. Unsec’d. Notes, MTN, Ser. A, 3.565%, 10/26/09(h)	685,906
Aaa	2,300	4.268%, 10/6/10(h)	2,098,260
A1	900	HSBC Finance Capital Trust IX, Gtd. Notes, 5.911%, 11/30/35(h)	491,614
Ba2	1,750	Nelnet Inc., Sub. Notes, 7.40%, 9/29/36(h)	882,940
Aaa	925	Preferred Term Securities Ltd. (Cayman Islands), Sr. Notes, 4.196%, 7/3/33(f)(h)	609,677
Baa2	2,280	SLM Corp., Sr. Unsec’d Notes, MTN, 8.45%, 6/15/18	1,548,909

			9,537,729

Non-Corporate 1.1%
Ba1	1,500	Brazilian Government International Bonds (Brazil), Unsub. Notes, 9.25%, 10/22/10	1,620,000

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Non-Corporate (cont’d.)
B1	EUR	255	Jamaican Government Bond (Jamaica), Sr. Unsub. Notes, 11.00%, 7/27/12	$249,446
Baa1		582	Mexico Government International Bond (Mexico), Sr. Unsec’d. Notes, 7.50%, 1/14/12	593,640
Baa1		1,000	MTN, 8.00%, 9/24/22	995,000
Ba1		310	Panama Government International Bond (Panama), Unsub. Notes, 9.375%, 7/23/12	316,200
Ba1		482	Peru Enhanced Pass-Thru Finance Ltd. (Cayman Islands), Sr. Sec’d. Notes, 3.936%, 5/31/18(f)(j)	236,354
Baa1		430	Russian Government International Bond (Russia), Unsub. Notes, 8.25%, 3/31/10(b)(f)	440,798

				4,451,438

Paper 0.8%
B3		780	Graphic Packaging International, Inc., Gtd. Notes, 8.50%, 8/15/11(b)	651,300
Baa3		725	International Paper Co., Sr. Unsec’d. Notes, 4.00%, 4/1/10	677,709
Baa3		2,000	7.40%, 6/15/14	1,680,406
Ba3		485	Norampac Industries, Inc. (Canada), Gtd. Notes, 6.75%, 6/1/13	276,450

				3,285,865

Pipelines & Other 0.5%
Baa3		1,290	Atmos Energy Corp., Sr. Unsub. Notes, 4.00%, 10/15/09	1,216,332
Baa3		755	Energy Transfer Partners LP, Sr. Unsec’d. Notes, 7.50%, 7/1/38	573,182

				1,789,514

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	35

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Railroads 0.3%
Baa1	$850	Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes, 6.15%, 5/1/37	$665,896
Baa3	800	CSX Corp., Sr. Unsec’d. Notes, 5.75%, 3/15/13	720,570

			1,386,466

REITS 0.4%
Baa3	500	Equity One, Inc., Gtd., Notes, 3.875%, 4/15/09	492,262
Baa3	665	Post Apartment Homes LP, Sr. Notes, 5.45%, 6/1/12	650,429
Baa1	600	Realty Income Corp., Sr. Unsec’d. Notes, 6.75%, 8/15/19	459,262

			1,601,953

Retailers 0.6%
Baa2	1,310	CVS Caremark Corp., Sr. Unsec’d Notes, 6.25%, 6/1/27	949,710
B2	500	Neiman-Marcus Group, Inc. (The), Gtd. Notes, PIK, 9.00%, 10/15/15	342,500
A2	300	Target Corp., Sr. Unsec’d. Notes, 6.50%, 10/15/37	215,932
A2	725	7.00%, 1/15/38	554,715
Aa2	220	Target Corp., Sr. Unsec’d. Notes, 6.50%, 8/15/37	197,473

			2,260,330

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

CORPORATE BONDS (Continued)

Technology 1.3%
Ba2	$1,200	Affiliated Computer Services, Inc., Sr. Unsec’d Notes, 4.70%, 6/1/10(f)	$1,056,000
A2	700	Dell, Inc., Sr. Unsed’d. Notes, 4.70%, 4/15/13(f)	630,217
B3	950	First Data Corp., Gtd. Notes, 9.875%, 9/24/15	608,000
Baa2	500	Fiserv, Inc., Gtd. Notes, 6.125%, 11/20/12	440,296
A1	1,540	International Business Machines Corp., Sr. Unsec’d Notes, 8.00%, 10/15/38	1,597,334
Ba1	400	Jabil Circuit, Inc., Sr. Unsec’d. Notes, 5.875%, 7/15/10	360,500
Baa2	31	Motorola, Inc., Sr. Unsec’d. Notes, 8.00%, 11/1/11	27,798
A2	450	Oracle Corp., Sr. Unsec’d. Notes, 5.75%, 4/15/18	393,763

			5,113,908

Telecommunications 1.8%
A2	600	AT&T Corp., Gtd. Notes, 8.00%, 11/15/31	553,652
A2	505	Cingular Wireless Services, Inc., Sr. Unsec’d. Notes, 8.125%, 5/1/12	500,596
A2	1,325	8.75%, 3/1/31	1,232,458
Baa3	3,100	Embarq Corp., Sr. Unsec’d Notes, 7.082%, 6/1/16	2,387,000

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	37

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
B1		$ 400	Quest Capital Funding, Inc., Gtd. Notes, 7.25%, 2/15/11	$306,000
Ba1		500	Qwest Corp., Sr. Unsec’d. Notes, 7.625%, 6/15/15	382,500
Ba1		250	7.875%, 9/1/11	216,875
Baa2		540	Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 4.875%, 10/1/10	465,163
A3		940	Verizon Communications, Inc., Sr. Unsec’d Notes, 5.25%, 4/15/13(b)	863,980
A3		400	8.95%, 3/1/39	405,932

				7,314,156

Tobacco 0.9%
A2		2,000	Philip Morris International, Inc., Sr. Unsec’d. Notes, 4.875%, 5/16/13	1,856,384
Baa3		1,200	Reynolds American, Inc., Sr. Sec’d. Notes, 6.50%, 7/15/10	1,197,108
Baa3		650	6.75%, 6/15/17	487,692

				3,541,184

			Total corporate bonds	112,229,772

FOREIGN GOVERNMENT OBLIGATIONS 1.2%
A2	HUF	226,630	Hungary Government Bond (Hungary), Bond, 8.00%, 2/12/15	952,786
Baa1	MXN	29,500	Mexican Bonos (Mexico), Bond, Ser. M, 8.00%, 12/24/08	2,291,989
A2	PLN	3,110	Poland Government (Poland), Bond, Ser. 1015, 6.25%, 10/24/15	1,090,044

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

FOREIGN GOVERNMENT OBLIGATIONS (Continued)
B1	UYU	160	Uruguay Government International (Uruguay), Bond, Unsub. Notes, 7.25%, 2/15/11	$153,600
B2	VEB	625	Venezuela Government International Bond (Venezuela), Unsec’d. Notes, 10.75%, 9/19/13	425,000

			Total foreign government obligations	4,913,419

MORTGAGE BACKED SECURITIES 44.6%
		955	Federal Home Loan Mortgage Corp. 4.50%, 2/1/19 - 7/1/19	913,076
		3,954	5.00%, 11/1/18 - 5/1/34	3,841,542
		5,551	5.50%, 10/1/33 - 5/1/37	5,426,033
		11,000	5.50%, TBA 30 YR	10,728,433
		870	5.222%, 12/1/35(h)	876,338
		6	5.376%, 7/1/30(h)	6,005
		3,906	6.00%, 2/1/16 - 12/1/36	3,912,554
		733	6.50%, 3/1/16 - 11/1/33	749,332
		354	7.00%, 9/1/32	362,894
		40	8.50%, 8/1/24 - 12/1/25	42,922
		2,894	Federal National Mortgage Association 4.00%, 5/1/19 - 3/1/20	2,688,941
		121	4.064%, 9/1/40(h)	119,877
		88	4.202%, 5/1/36(h)	88,083
		9,319	4.50%, 6/1/18 - 9/1/35	8,698,519
		39	4.552%, 1/1/28(h)	39,103
		19,337	5.00%, 9/1/17 - 5/1/38	18,658,271
		19,500	5.00%, TBA 30 YR	18,445,791
		28	5.365%, 9/1/31(h)	28,147
		44,400	5.50%, 3/1/16 - 1/1/38	43,545,535
		883	5.895%, 6/1/37(h)	896,352
		4,429	5.961%, 7/1/37(h)	4,498,915
		15,233	6.00%, 5/1/16 - 8/1/38	15,266,163
		15,500	6.00%, TBA 30 YR	15,490,313
		3,153	6.50%, 12/1/17 - 11/1/33	3,222,442
		197	7.00%, 3/1/32 - 6/1/32	204,380
		19	Government National Mortgage Association 5.125%, 11/20/29(h)	19,580
		114	5.375%, 5/20/30(h)	114,235
		1,791	5.50%, 8/15/33 - 7/15/35	1,759,777

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	39

Portfolio of Investments

as of October 31, 2008 continued

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

MORTGAGE BACKED SECURITIES (Continued)
	$ 5,400	5.50%, TBA 30 YR	$5,286,951
	472	6.00%, 1/15/33 - 12/15/33	473,396
	3,000	6.00%, TBA 30 YR	2,994,375
	1,865	6.50%, 9/15/32 - 11/15/33	1,892,356
	6,000	6.50%, TBA 30 YR	6,063,750
	1	8.00%, 8/20/31	1,154
	2	8.50%, 6/15/30	1,986

		Total mortgage backed securities	177,357,521

MUNICIPAL BOND 0.7%

California 0.4%
NR	1,025	Golden State Tobacco Securitization Corp., Tobacco Settlement Rev., Ser 2003-A-1, (Prefunded dates 6/1/08 - 6/1/13) 6.25%, 6/1/33(l)	1,094,618
Aaa	300	(Prefunded date 6/1/13) 6.75%, 6/1/39(l)	338,508

			1,433,126

Georgia 0.1%
Aaa	400	Georgia St Rd. & Twy. Auth. Rev., 5.00%, 3/1/21	400,944

Pennsylvania 0.2%
A1	1,000	Adams Cnty. Penn., F.G.I.C., G.O., 4.75%, 11/15/28	871,160

		Total municipal bonds	2,705,230

STRUCTURED NOTES 1.1%
B3	1,750	Dow Jones CDX High Yield, Pass-Thru Certs., Ser. 5-T3, 8.25%, 12/29/10(f)	1,734,688
B3	2,571	Ser. 6-T1, 8.625%, 6/29/11(f)	2,467,680

		Total structured notes	4,202,368

U.S. GOVERNMENT AGENCY SECURITY 1.0%
	3,895	Federal National Mortgage Association 3.875%, 7/12/13(b)	3,848,657

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

Moody’s Rating† (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

U.S. GOVERNMENT TREASURY SECURITIES 2.5%
	$ 155	United States Treasury Bonds, 4.375%, 2/15/38	$155,460
	375	United States Treasury Notes, 4.00%, 8/15/18	375,498
	2,303	United States Treasury Inflation Indexed Bonds, 1.875%, 7/15/13(b)	2,153,926
	5,247	2.00%, 1/15/14	4,806,690
	5,020	United States Treasury Strip Principal, 4.911%, 11/15/21(j)	2,532,274

		Total U.S. government treasury securities	10,023,848

		Total long-term investments (cost $450,290,294)	396,278,594

	Shares
SHORT-TERM INVESTMENTS 16.8%

AFFILIATED MUTUAL FUNDS
	2,776,638	Dryden Core Investment Fund—Short Term Bond Series (cost $27,652,687)(d)	22,546,299
	44,045,062	Dryden Core Investment Fund—Taxable Money Market Series (cost $44,045,062; included $10,947,678 of cash collateral received for securities on loan)(c)(d)	44,045,062

		Total affiliated mutual funds (cost $71,697,749; Note 3)	66,591,361

		Total Investments, Before Securities Sold Short 116.5% (cost $521,988,043)	$462,869,955

	Principal Amount (000)#
SECURITIES SOLD SHORT (1.4%)

MORTGAGE BACKED SECURITIES
	$5,500	Federal National Mortgage Association, 5.50%, TBA 30 YR (proceeds $5,457,031)	(5,368,123)

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	41

Portfolio of Investments

as of October 31, 2008 continued

Description	Value (Note 1)
Total Investments, Net of Securities Sold Short 115.1% (cost $516,531,012; Note 5)(m)	$457,501,832
Liabilities in excess of other assets(n) (15.1%)	(60,031,972)

Net Assets 100.0%	$397,469,860

The following abbreviations are used in portfolio descriptions:

AUD—Australian Dollar

EUR—Euro

EMTN—Euro Medium Term Note

GBP—British Pound

F.G.I.C.—Financial Guaranty Insurance Company

G.O.—General Obligation

HUF—Hungarian Forint

MTN—Medium Term Note

MXN—Mexican Peso

NR—Not rated by Moody’s or Standard & Poor’s

NZD—New Zealand Dollar

PIK—Payment-In-Kind

PLN—Polish Zloty

TBA—To Be Announced Security

UYU—Uruguay Peso

VEB—Venezuela Bolivar

#	Unless otherwise stated, principal amounts are denominated in U.S. dollars.
†	The ratings reflected are as of October 31, 2008. Ratings of certain bonds may have changed subsequent to that date.
(a)	All or portion of security segregated as collateral for financial futures contracts.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $10,703,831; cash collateral of $10,947,678 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Short Term Bond Series and Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Standard & Poor’s rating.
(f)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(g)	Indicates securities that have been deemed illiquid.
(h)	Variable rate instrument.
(i)	Indicates a restricted security; the aggregate cost of such securities is $250,000. The aggregate value of $218,055 is approximately 0.1% of net assets.
(j)	Represents zero coupon bond. Rate shown reflects the effective yield at the time of purchase.
(k)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(l)	Prerefunded security is secured by escrowed cash and/or U.S. government guaranteed obligations.

See Notes to Financial Statements.

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(m)	As of October 31, 2008, 1 security representing $212,690 and 0.1% of the total market value as fair valued in accordance with the policies adopted by the Board of Directors.
(n)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, foreign currency contracts and swaps as follows:

Open futures contracts outstanding at October 31, 2008:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2008	Unrealized Appreciation/ (Depreciation)
	Long Positions:
8	Euro Bond	Dec. 2008	$1,186,827	$1,182,070	$(4,757)
1	Euro Schatz	Dec. 2008	131,888	135,122	3,234
6	Long-Term U.K. Gilt	Dec. 2008	1,080,630	1,074,625	(6,005)
41	U.S. Long Bond	Dec. 2008	4,737,040	4,638,125	(98,915)
40	U.S. Treasury 5 Yr. Note	Dec. 2008	4,476,235	4,530,312	54,077
315	U.S. Treasury 10 Yr. Note	Dec. 2008	36,056,097	35,619,609	(436,488)

					$(488,854)

	Short Positions:
96	U.S. Treasury 2 Yr. Note	Dec. 2008	$20,604,612	$20,623,500	$(18,888)

					$(507,742)

Forward Foreign currency exchange contracts outstanding at October 31, 2008:

Foreign Currency Contracts	Contracts to Deliver		Payable at Settlement Date	Value at October 31, 2008	Unrealized Appreciation/ (Depreciation)
Purchased:
Euro
expiring 11/26/08	EUR	205,511	$263,214	$261,671	$(1,543)
New Zealand Dollar
expiring 11/21/08	NZD	327,586	203,304	190,252	(13,052)
Polish Zloty
expiring 11/24/08	PLN	155,500	50,562	56,086	5,524
Pound Sterling
expiring 11/26/08	GBP	68,400	109,833	109,901	68

					(9,003)

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	43

Portfolio of Investments

as of October 31, 2008 continued

Foreign Currency Contracts	Contracts to Deliver		Payable at Settlement Date	Value at October 31, 2008	Unrealized Appreciation/ (Depreciation)
Sold:
Australian Dollar
expiring 11/21/08	AUD	826,258	$555,454	$547,933	$7,521
Euro
expiring 11/26/08	EUR	182,578	231,427	232,472	(1,045)
Hungarian Forint
expiring 11/24/08	HUF	215,654,443	1,016,039	1,055,058	(39,019)
Mexican Nuevo Peso
expiring 11/20/08	MXN	27,126,438	2,059,714	2,095,525	(35,811)
New Zealand Dollar
expiring 11/21/08	NZD	353,317	204,800	205,195	(395)
Polish Zloty
expiring 11/24/08	PLN	3,290,350	1,119,167	1,186,755	(67,588)

					(136,337)

					$(145,340)

Interest rate swap agreements outstanding at October 31, 2008:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	11/3/2010	$6,620	2.71566%	3 month LIBOR	$2,095
Merrill Lynch Capital Services, Inc.(a)	10/10/2013	2,155	3.78448	3 month LIBOR	(3,720)
Citibank, NA(a)	10/20/2013	2,155	4.05924	3 month LIBOR	22,894
Deutsche Bank AG(b)	8/15/2015	1,080	3.71198	3 month LIBOR	26,313
Merrill Lynch Capital Services, Inc.(b)	5/15/2016	2,155	4.39706	3 month LIBOR	(23,052)
Deutsche Bank AG(b)	5/15/2016	390	4.49000	3 month LIBOR	(6,476)

					$18,054

(a)	The Portfolio pays the floating rate and receives the fixed rate.
(b)	The Portfolio pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

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Credit default swap agreements outstanding at October 31, 2008:

Buying credit protection(a)

Counterparty	Termination Date	Notional Amount (000)#		Fixed Rate	Underlying Bond	Unrealized Appreciation
Morgan Stanley Capital Services, Inc.	9/20/2012		$2,500	1.70%	CIT Group, Inc., 7.75%, due 04/02/12	$969,694
Morgan Stanley Capital Services, Inc.	6/20/2013	EUR	1,300	1.65%	Itraxx Euro, zero coupon, due 06/20/13	36,713
Merrill Lynch Capital Services, Inc.	9/20/2016		2,425	1.73%	Tyson Foods, Inc., 6.60%, due 04/01/16	246,928
Barclays Bank PLC	9/25/2035		1,000	3.35%	Accredited Mortgage Loan Trust, Ser. 2005 -3, Class M9, 7.02%, due 09/25/35	937,625
Citibank, NA	3/25/2035		523	3.00%	Centex Home Equity, Ser. 2005-B, Class B 4.485%, due 03/25/35	276,959
Citibank, NA	1/25/2035		506	3.00%	Morgan Stanley Capital, Inc., Ser. 2005-HE2, Class B3 5.035%, due 01/25/35	288,244
Citibank, NA	1/25/2035		619	3.00%	Morgan Stanley Capital, Inc., Ser. 2005-HE2, Class B2 4.435%, due 01/25/35	255,600
Morgan Stanley Capital Services, Inc.	5/25/2036		2,000	3.23%	Countrywide Asset-Backed Certificates, Ser. 2005-16, Class MV8, 7.57%, due 05/25/36	1,893,720

						$4,905,483

Selling credit protection(b)

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Citibank, NA	12/20/2008	$1,500	2.50%	Alltel Corp., 7.00%, due 07/01/12	$7,301
Barclays Bank PLC	12/20/2008	1,500	2.38%	Harrahs Operating Co., Inc., 5.625%, due 06/01/15	(26,109)
Morgan Stanley Capital Services, Inc.	6/20/2009	333	0.82%	Covidien Ltd.,(c) 6.00%, due 10/15/17	(1,408)

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	45

Portfolio of Investments

as of October 31, 2008 continued

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	6/20/2009	$333	0.82%	Tyco Electronics Ltd.,(c) 6.00%, due 10/01/12	$(1,408)
Morgan Stanley Capital Services, Inc.	6/20/2009	333	0.82%	Tyco International Group SA,(c) 6.00%, due 11/15/13	(1,409)
Morgan Stanley Capital Services, Inc.	6/20/2009	1,100	1.90%	Texas Competitive Electric Holdings, Inc., LLC 6.235%, due 10/10/14	(13,589)
JPMorgan Chase Bank	12/20/2008	900	4.20%	SLM Corp., 5.125%, due 08/27/12	(10,826)
Morgan Stanley Capital Services, Inc.	12/20/2014	1,500	1.17%	Nextel Communications, Inc., 7.375%, due 08/01/15	(371,830)

					(419,278)

					$4,486,205

#	Notional amount is shown in U.S. dollars unless otherwise stated.
(a)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.
(b)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.
(c)	As a result of a spin off from Tyco International Ltd., prior to October 31, 2007 and in accordance with ISDA rule, the split of the company caused a three way split in the credit default swap contract.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2008 were as follows:

Mortgage Backed Securities	44.6%
Affiliated Mutual Funds (including 2.7% of collateral received for securities on loan)	16.8
Commercial Mortgage Backed Securities	9.5
Asset Backed Securities	5.0
Banking	3.9
Health Care & Pharmaceutical	3.5
U.S. Government Treasury Securities	2.5
Non-Captive Finance	2.4
Electric	2.2
Collateralized Mortgage Obligations	2.1
Telecommunications	1.9
Technology	1.9
Foods	1.6
Foreign Government	1.3
Foreign Government Obligations	1.2
Non-Corporate	1.1
Structured Notes	1.1

See Notes to Financial Statements.

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Airlines	1.0%
Chemicals	1.0
Energy-Other	1.0
Health Care Insurance	1.0
Insurance	1.0
U.S. Government Agency Securities	1.0
Paper	0.9
Tobacco	0.9
Media & Entertainment	0.8
Municipal Bonds	0.7
Retailers	0.6
Capital Goods	0.5
Metals	0.5
Pipelines & Others	0.5
Real Estate Investment Trusts	0.4
Cable	0.3
Consumer	0.3
Gaming	0.3
Brokerage	0.3
Railroads	0.3
Building Materials & Construction	0.2
Energy-Integrated	0.2
Lodging	0.2

116.5
Security Sold Short	(1.4)
Liabilities in excess of other assets	(15.1)

100.0%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	47

Statement of Assets and Liabilities

as of October 31, 2008

Assets
Investments, at value including securities on loan of $10,703,831:
Unaffiliated investments (cost $450,290,294)	$396,278,594
Affiliated investments (cost $71,697,749)	66,591,361
Foreign currency, at value (cost $145)	141
Receivable for investments sold	61,612,859
Unrealized appreciation on interest rate and credit default swaps	4,964,086
Dividends and interest receivable	3,795,234
Receivable for Fund shares sold	783,453
Premiums for swaps purchased	467,377
Due from manager	195,317
Unrealized appreciation on forward currency contracts	13,113
Prepaid expenses	10,262

Total assets	534,711,797

Liabilities
Payable for investments purchased	116,368,980
Payable to broker for collateral for securities on loan (Note 4)	10,947,678
Security sold short, at value (proceeds $5,457,031)	5,368,123
Payable for Fund shares reacquired	2,485,415
Income distribution payable	521,184
Unrealized depreciation on interest rate and credit default swaps	459,827
Accrued expenses	298,723
Due to broker-variation margin	208,920
Unrealized depreciation on forward currency contracts	158,453
Distribution fee payable	143,717
Due to Shareholder	125,036
Transfer agent fee payable	50,450
Premiums for swaps written	47,904
Deferred directors’ fees	34,934
Due to custodian	22,593

Total liabilities	137,241,937

Net Assets	$397,469,860

Net assets were comprised of:
Common stock, at par	$35,319
Paid-in capital in excess of par	468,934,764

468,970,083
Undistributed net investment income	770,856
Accumulated net realized loss on investments and foreign currency transactions	(17,036,369)
Net unrealized depreciation on investments and foreign currencies	(55,234,710)

Net assets, October 31, 2008	$397,469,860

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($235,063,521 ÷ 20,883,991 shares of common stock issued and outstanding)	$11.26
Maximum sales charge (4.50% of offering price)	.53

Maximum offering price to public	$11.79

Class B
Net asset value, offering price and redemption price per share ($53,290,573 ÷ 4,736,118 shares of common stock issued and outstanding)	$11.25

Class C
Net asset value, offering price and redemption price per share ($41,201,082 ÷ 3,662,684 shares of common stock issued and outstanding)	$11.25

Class L
Net asset value, offering price and redemption price per share ($11,149,279 ÷ 990,663 shares of common stock issued and outstanding)	$11.25
Maximum sales charge (4.25% of offering price)	.50

Maximum offering price to public	$11.75

Class M
Net asset value, offering price and redemption price per share ($24,877,192 ÷ 2,210,574 shares of common stock issued and outstanding)	$11.25

Class R
Net asset value, offering price and redemption price per share ($917 ÷ 81.474 shares of common stock issued and outstanding)	$11.26

Class X
Net asset value, offering price and redemption price per share ($8,229,449 ÷ 729,410 shares of common stock issued and outstanding)	$11.28

Class Z
Net asset value, offering price and redemption price per share ($23,657,847 ÷ 2,105,266 shares of common stock issued and outstanding)	$11.24

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	49

Statement of Operations

Year Ended October 31, 2008

Net Investment Income
Income
Interest income	$24,601,678
Affiliated dividend income	1,889,419
Affiliated income from securities loaned, net	115,566
Miscellaneous income	14,880

Total income	26,621,543

Expenses
Management fee	2,274,917
Distribution fee—Class A	634,998
Distribution fee—Class B	529,637
Distribution fee—Class C	346,111
Distribution fee—Class L	68,255
Distribution fee—Class M	297,956
Distribution fee—Class R	4
Distribution fee—Class X	19,615
Transfer agent’s fee and expenses (including affiliated expense of $347,400) (Note 3)	878,000
Custodian’s fees and expenses	223,000
Reports to shareholders	126,000
Registration fees	106,000
Audit fee	42,000
Legal fees and expenses	26,000
Directors’ fees	20,000
Interest expenses (Note 7)	17,086
Insurance	8,000
Miscellaneous	18,548

Total expenses	5,636,127
Expense waiver (Note 2)	(20,443)
Expense reimbursement (Note 2)	(715,712)

Net expenses	4,899,972

Net investment income	21,721,571

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(4,743,591)
Foreign currency transactions	271,383
Financial futures transactions	2,128,202
Short sales transactions	81,523
Swaps	5,415,564

3,153,081

Net change in unrealized appreciation (depreciation) on:
Investments	(51,537,506)
Foreign currencies	(242,322)
Financial futures contracts	(875,664)
Short sales	72,502
Swaps	(514,275)

(53,097,265)

Net loss on investments and foreign currency transactions	(49,944,184)

Net decrease In Net Assets Resulting From Operations	$(28,222,613)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31, 2008	Ten Months Ended October 31, 2007	Year Ended December 31, 2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$21,721,571	$18,271,876	$14,310,557
Net realized gain (loss) on investments and foreign currency transactions	3,153,081	1,359,360	(1,976,447)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(53,097,265)	(2,788,214)	(49,760)

Net increase (decrease) in net assets resulting from operations	(28,222,613)	16,843,022	12,284,350

Dividends from net investment income (Note 1)
Class A	(12,179,454)	(9,885,005)	(9,679,751)
Class B	(3,043,149)	(3,040,968)	(3,243,886)
Class C	(1,988,011)	(1,578,795)	(593,791)
Class L	(621,994)	(526,261)	—
Class M	(1,610,480)	(1,729,613)	—
Class R	(36)	—	—
Class X	(524,354)	(455,562)	—
Class Z	(1,126,671)	(661,698)	(827,709)

	(21,094,149)	(17,877,902)	(14,345,137)

Capital Contributions
Class X	8,015	12,092	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	99,148,934	49,467,719	91,172,157
Net asset value of shares issued in connection with merger (Note 8)	—	219,427,539	—
Net asset value of shares issued in reinvestment of dividends	18,621,331	14,899,480	12,614,879
Cost of shares reacquired	(135,528,285)	(124,006,291)	(95,980,135)

Net increase (decrease) in net assets from Fund share transactions	(17,758,020)	159,788,447	7,806,901

Total increase (decrease)	(67,066,767)	158,765,659	5,746,114

Net Assets
Beginning of period	464,536,627	305,770,968	300,024,854

End of period(a)	$397,469,860	$464,536,627	$305,770,968

(a) Includes undistributed net investment income of:	$770,856	$—	$—

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	51

Notes to Financial Statements

Dryden Total Return Bond Fund, Inc. (the “Fund”), incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund’s investment adviser. This means we invest at least 80% of the Fund’s investable assets in debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

The Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange other than options on securities and indices are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events

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occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions. Net

Dryden Total Return Bond Fund, Inc.	53

Notes to Financial Statements

continued

realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation (depreciation) on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between

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the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Risk: Forward currency contracts, financial futures contracts, and swap agreements involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Lower rated or unrated securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer’s inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

As noted in the Portfolio of Investments, the Fund held securities issued by Federal Housing Finance Agency and American International Group (AIG). On September 7, 2008, the Federal Housing Finance Agency has placed Fannie Mae and Freddie Mac into conservatorship. With respect to securities issued by AIG or for which AIG is counterparty, the Federal Reserve Board, with the full support of the Treasury Department, authorized the Federal Reserve Bank of New York to lend funds to AIG.

The secured loan has terms and conditions designed to protect the interests of the U.S. government and taxpayers. The value of AIG issued debt or on counterparty positions held by the Fund has been adversely impacted since the date of these financial statements; however, the impact on the net assets of the Fund is not material.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the

Dryden Total Return Bond Fund, Inc.	55

Notes to Financial Statements

continued

purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at October 31, 2008 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into an interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is

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realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of agreement. Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Short Sales: The Fund may enter into short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Dryden Total Return Bond Fund, Inc.	57

Notes to Financial Statements

continued

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with

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Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50 of 1% of the Fund’s average daily net assets up to $1 billion and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended October 31, 2008.

Effective March 2, 2007, PI has contractually agreed to waive up to .03 of 1% of the Fund’s management fee on an annualized basis until December 31, 2007, to the extent the Fund’s net operating expenses, exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses, exceed .80 of 1% as a result of the Reorganization (Note 7). Effective January 1, 2008, PI has contractually agreed, through February 28, 2009, to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed .60% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50 of 1%, 1%, .75 of 1% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively. For the year ended October 31, 2008, PIMS contractually agreed to limit such fees to .25 of 1%, .75 of 1%, .75 of 1% and .50 of 1% of the daily net assets of the Class A, Class B, Class C and Class R shares, respectively. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Management determined that Class X shareholders had been charged sales charges in excess of regulatory limits. The manager has agreed to pay for these classes for the over charge. These amounts are reflected as a contribution to capital. The impact of this matter has been reflected in the Statement of Changes in Net Assets for the period

Dryden Total Return Bond Fund, Inc.	59

Notes to Financial Statements

continued

ended October 31, 2007 and in the Financial Highlights for the period ended October 31, 2007.

PIMS has advised the Fund that it has received approximately $247,800 in front-end sales charges resulting from sales of Class A shares, during the year ended October 31, 2008. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2008, it received approximately $700, $98,100, $6,500, $102,400 and $9,900 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended October 31, 2008, the Fund incurred approximately $157,500 in total networking fees, of which approximately $60,300 were paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended October 31, 2008, PIM has been compensated approximately $49,500 for these services.

The Fund invests in the Taxable Money Market Series and Short Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund. The Portfolios are money market mutual funds and Short Term Bond Series, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2008 aggregated $2,339,842,585 and $2,360,585,112,

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respectively. United States government securities represent $692,460,513 and $684,182,995 of those purchases and sales, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date.

In order to present undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2008, the adjustments were to increase undistributed net investment income by $1,478,218 to increase accumulated net realized loss on investments and foreign currency transactions by $1,471,790, and to increase paid-in capital in excess of par by $1,587 due to difference for financial and tax reporting purposes in the treatment of accreting market discount and amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses and other book to tax adjustments. Net investment income, net realized gains and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2008 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$523,115,781	$840,886	$(61,086,712)	$(60,245,826)	$4,521,150	$(55,724,676)

The difference between book and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation on foreign currencies, swaps, short sales and other book to tax adjustments.

For the year ended October 31, 2008, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets, was $21,087,721 from ordinary income.

For the ten month period ended October 31, 2007 and fiscal years ended December 31, 2006, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $17,866,800 and $14,345,137 from ordinary income, respectively.

Dryden Total Return Bond Fund, Inc.	61

Notes to Financial Statements

continued

As of October 31, 2008, the Fund had accumulated undistributed earnings on a tax basis of $1,579,048 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal tax purposes, the Fund had a capital loss carryforward as of October 31, 2008 of approximately $16,830,000 of which $10,346,000 expires in 2010, $45,000 expires in 2013 and $6,439,000 expires in 2014. The Fund utilized approximately $2,719,000 of its capital loss carryforward to offset net taxable gains realized in the year ended October 31, 2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realized full benefit prior to the expiration date.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 4.50% and 4.25%, respectively. Investors who purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class X shares will automatically convert to Class A shares

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approximately 10 years after purchase. Class L, Class M and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Strategic Partners and JennisonDryden funds. Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, Class R and Class Z shares, each of which consists of 500 million, 500 million, 400 million, 100 million, 100 million, 200 million, 100 million and 100 million shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2008:
Shares sold	3,680,371	$45,716,695
Shares issued in reinvestment of dividends	875,968	10,848,043
Shares reacquired	(5,324,966)	(65,552,250)

Net increase (decrease) in shares outstanding before conversion	(768,627)	(8,987,512)
Shares issued upon conversion from Class B, Class M and Class X	2,386,375	29,611,916

Net increase (decrease) in shares outstanding	1,617,748	$20,624,404

Ten-month period ended October 31, 2007
Shares sold	2,178,540	$27,320,266
Shares issued in connection with merger	3,223,682	40,908,522
Shares issued in reinvestment of dividends	665,884	8,346,904
Shares reacquired	(5,261,883)	(66,030,101)

Net increase (decrease) in shares outstanding before conversion	806,223	10,545,591
Shares issued upon conversion from Class B, Class M and Class X	1,617,352	20,223,169

Net increase (decrease) in shares outstanding	2,423,575	$30,768,760

Year ended December 31, 2006:
Shares sold	5,871,727	$73,383,548
Shares issued in reinvestment of dividends	682,868	8,530,409
Shares reacquired	(4,525,966)	(56,509,241)

Net increase (decrease) in shares outstanding before conversion	2,028,629	25,404,716
Shares issued upon conversion from Class B	1,089,006	13,596,764

Net increase (decrease) in shares outstanding	3,117,635	$39,001,480

Dryden Total Return Bond Fund, Inc.	63

Notes to Financial Statements

continued

Class B	Shares	Amount
Year ended October 31, 2008:
Shares sold	873,832	$10,880,399
Shares issued in reinvestment of dividends	216,622	2,687,263
Shares reacquired	(1,339,139)	(16,464,590)

Net increase (decrease) in shares outstanding before conversion	(248,685)	(2,896,928)
Shares reacquired upon conversion into Class A	(1,338,460)	(16,594,671)

Net increase (decrease) in shares outstanding	(1,587,145)	$(19,491,599)

Ten-month period ended October 31, 2007
Shares sold	584,270	$7,319,557
Shares issued in connection with merger	2,459,838	31,190,747
Shares issued in reinvestment of dividends	202,219	2,532,992
Shares reacquired	(1,369,983)	(17,143,205)

Net increase (decrease) in shares outstanding before conversion	1,876,344	23,900,091
Shares reacquired upon conversion into Class A	(735,986)	(9,214,273)

Net increase (decrease) in shares outstanding	1,140,358	$14,685,818

Year ended December 31, 2006:
Shares sold	413,490	$5,157,911
Shares issued in reinvestment of dividends	224,293	2,800,547
Shares reacquired	(1,587,148)	(19,814,658)

Net increase (decrease) in shares outstanding before conversion	(949,365)	(11,856,200)
Shares reacquired upon conversion into Class A	(1,089,240)	(13,596,764)

Net increase (decrease) in shares outstanding	(2,038,605)	$(25,452,964)

Class C
Year ended October 31, 2008:
Shares sold	948,989	$11,761,501
Shares issued in reinvestment of dividends	131,558	1,629,798
Shares reacquired	(1,181,698)	(14,586,756)

Net increase (decrease) in shares outstanding	(101,151)	$(1,195,457)

Ten-month period ended October 31, 2007
Shares sold	451,927	$5,675,799
Shares issued in connection with merger	3,095,343	39,248,950
Shares issued in reinvestment of dividends	97,789	1,223,701
Shares reacquired	(957,991)	(11,986,980)

Net increase (decrease) in shares outstanding	2,687,068	$34,161,470

Year ended December 31, 2006:
Shares sold	392,867	$4,899,188
Shares issued in reinvestment of dividends	39,257	490,499
Shares reacquired	(511,616)	(6,395,202)

Net increase (decrease) in shares outstanding	(79,492)	$(1,005,515)

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Class L	Shares	Amount
Year ended October 31, 2008:
Shares sold	37,809	$461,184
Shares issued in reinvestment of dividends	48,406	600,365
Shares reacquired	(292,290)	(3,611,473)

Net increase (decrease) in shares outstanding	(206,075)	$(2,549,924)

Period March 5, 2007* through October 31, 2007:
Shares sold	10,548	$132,326
Shares issued in connection with merger	1,505,073	19,099,376
Shares issued in reinvestment of dividends	36,379	455,164
Shares reacquired	(355,262)	(4,442,808)

Net increase (decrease) in shares outstanding	1,196,738	$15,244,058

Class M
Year ended October 31, 2008:
Shares sold	260,988	$3,258,165
Shares issued in reinvestment of dividends	109,267	1,358,082
Shares reacquired	(1,221,562)	(15,156,558)

Net increase (decrease) in shares outstanding before conversion	(851,307)	(10,540,311)
Shares reacquired upon conversion into Class A	(983,810)	(12,280,008)

Net increase (decrease) in shares outstanding	(1,835,117)	$(22,820,319)

Period March 5, 2007* through October 31, 2007:
Shares sold	296,041	$3,714,405
Shares issued in connection with merger	5,938,772	75,303,632
Shares issued in reinvestment of dividends	105,620	1,321,072
Shares reacquired	(1,429,913)	(17,904,187)

Net increase (decrease) in shares outstanding before conversion	4,910,520	62,434,922
Shares reacquired upon conversion into Class A	(864,829)	(10,812,386)

Net increase (decrease) in shares outstanding	4,045,691	$51,622,536

Class R
Period January 11, 2008* through October 31, 2008:
Shares sold	78	$1,000
Shares issued in reinvestment of dividends	3	34
Shares reacquired	—	(3)

Net increase (decrease) in shares outstanding	81	$1,031

Class X
Year ended October 31, 2008:
Shares sold	68,541	$850,824
Shares issued in reinvestment of dividends	40,977	508,208
Shares reacquired	(261,059)	(3,226,506)

Net increase (decrease) in shares outstanding before conversion	(151,541)	(1,867,474)
Shares reacquired upon conversion into Class A	(61,361)	(737,237)

Net increase (decrease) in shares outstanding	(212,902)	$(2,604,711)

Dryden Total Return Bond Fund, Inc.	65

Notes to Financial Statements

continued

Class X	Shares	Amount
Period March 5, 2007* through October 31, 2007:
Shares sold	34,409	$431,481
Shares issued in connection with merger	1,077,818	13,676,312
Shares issued in reinvestment of dividends	31,833	397,880
Shares reacquired	(185,878)	(2,326,869)

Net increase (decrease) in shares outstanding before conversion	958,182	12,178,804
Shares reacquired upon conversion into Class A	(15,870)	(196,510)

Net increase (decrease) in shares outstanding	942,312	$11,982,294

Class Z
Year ended October 31, 2008:
Shares sold	2,120,269	$26,219,166
Shares issued in reinvestment of dividends	80,144	989,538
Shares reacquired	(1,383,961)	(16,930,149)

Net increase (decrease) in shares outstanding	816,452	$10,278,555

Ten-month period ended October 31, 2007
Shares sold	388,803	$4,873,885
Shares issued in reinvestment of dividends	49,682	621,767
Shares reacquired	(332,536)	(4,172,141)

Net increase (decrease) in shares outstanding	105,949	$1,323,511

Year ended December 31, 2006:
Shares sold	616,770	$7,731,510
Shares issued in reinvestment of dividends	63,559	793,424
Shares reacquired	(1,074,840)	(13,261,034)

Net increase (decrease) in shares outstanding	(394,511)	$(4,736,100)

*	Inception date.

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 24, 2008, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .13 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 23, 2009. For the period from October 26, 2007 through October 23, 2008, the Funds

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paid a commitment fee of .06 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended October 31, 2008.

During the year ended October 31, 2008, the Fund paid interest to the custodian for temporary overdrawn balances. The average outstanding balance was approximately $1,253,447 at a weighted average interest rate of 4.51%.

Note 8. Reorganization

On March 2, 2007, the Fund acquired all of the net assets of Strategic Partners Total Return Bond Fund (the merged fund), a series of strategic Partners Style Specific Funds (SP Style), pursuant to a plan of reorganization approved by the Strategic Partners Total Return Bond Fund shareholders on December 7, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for the corresponding classes of Strategic Partners Total Return Bond Fund.

Strategic Partners Total Return Bond Fund		Dryden Total Return Bond Fund
Class	Shares	Class	Shares	Value
A	4,058,779	A	3,223,682	$40,908,522
B	3,095,206	B	2,459,838	31,190,747
C	3,885,917	C	3,095,343	39,248,950
L	1,894,779	L	1,505,073	19,099,376
M	7,463,194	M	5,938,772	75,303,632
X	1,357,173	X	1,077,818	13,676,312

The aggregate net assets and unrealized appreciation/(depreciation) of the Merged fund immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
Strategic Partners Total Return Bond Fund	$219,417,955	$102,497

The aggregate net assets of Dryden Total Return Fund immediately before the acquisition was $305,842,467.

The Fund acquired a capital loss carryforward from the merger with Strategic Partners Total Return Fund of approximately $4,700,000. The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Dryden Total Return Bond Fund, Inc.	67

Notes to Financial Statements

continued

Note 8. New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. FAS 133-1 and FASB Interpretation Number (“FIN”) 45-4 (“FSP 133-1”), Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities, to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, to require an additional disclosure about the current status of the payment/ performance risk of a guarantee. FSP 133-1 and FIN 45-4 is effective for reporting periods (annual or interim) ending after November 15, 2008. Management of the Fund is currently assessing the impact of adopting FSP No. FAS 133-1 and FIN 45-4.

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Financial Highlights

OCTOBER 31, 2008	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

Financial Highlights

	Class A
	Year Ended October 31, 2008(a)	Ten-Month Period Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.62	$12.59

Income from investment operations
Net investment income	.61	.54
Net realized and unrealized gain (loss) on investment transactions	(1.38)	.01

Total from investment operations	(.77)	.55

Less Dividends
Dividends from net investment income	(.59)	(.52)

Net asset value, end of period	$11.26	$12.62

Total Return(c):	(6.36)%	4.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$235,064	$243,079
Average net assets (000)	$253,885	$237,573
Ratios to average net assets:(d)
Expenses, including distribution and service (12b-1) fees(e)	.91%	1.01	%(f)
Expenses, excluding distribution and service (12b-1) fees	.66%	.76	%(f)
Net investment income	4.93%	5.10	%(f)
Portfolio turnover rate	512%	326	%(g)

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective January 1, 2008, the Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.07%, 0.82% and 4.77%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2006(a)	2005(a)	2004	2003(a)

$12.67	$12.94	$12.89	$12.68

.62	.54	.50	.42
(.08)	(.22)	.11	.35

.54	.32	.61	.77

(.62)	(.59)	(.56)	(.56)

$12.59	$12.67	$12.94	$12.89

4.39%	2.50%	4.87%	6.18%

$212,105	$173,946	$139,515	$136,268
$194,447	$152,629	$134,071	$132,448

1.13%	1.16%	1.13%	1.13%
.88%	.91%	.88%	.88%
4.97%	4.21%	3.85%	3.25%
387%	264%	384%	707%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	71

Financial Highlights

continued

	Class B
	Year Ended October 31, 2008(a)	Ten-Month Period Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.61	$12.59

Income from investment operations
Net investment income	.55	.49
Net realized and unrealized gain (loss) on investment transactions	(1.38)	(.01)

Total from investment operations	(.83)	.48

Less Dividends
Dividends from net investment income	(.53)	(.46)

Net asset value, end of period	$11.25	$12.61

Total Return(c):	(6.83)%	3.76%
Ratios/Supplemental Data:
Net assets, end of period (000)	$53,291	$79,746
Average net assets (000)	$70,583	$81,856
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(f)	1.41%	1.56	%(e)
Expenses, excluding distribution and service (12b-1) fees	.66%	.76	%(e)
Net investment income	4.45%	4.57	%(e)

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective January 1, 2008, the Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.57%, 0.82% and 4.29%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets through March 31, 2008.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2006(a)	2005(a)	2004	2003(a)

$12.67	$12.93	$12.89	$12.68

.52	.44	.40	.32
(.08)	(.21)	.11	.35

.44	.23	.51	.67

(.52)	(.49)	(.47)	(.46)

$12.59	$12.67	$12.93	$12.89

3.59%	1.80%	4.01%	5.39%

$65,239	$91,469	$124,469	$153,746
$77,544	$109,484	$138,339	$175,196

1.88%	1.91%	1.88%	1.88%
.88%	.91%	.88%	.88%
4.18%	3.46%	3.10%	2.50%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	73

Financial Highlights

continued

	Class C
	Year Ended October 31, 2008(a)	Ten-Month Period Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.61	$12.59

Income from investment operations
Net investment income	.55	.51
Net realized and unrealized gain (loss) on investment transactions	(1.38)	(.02)

Total from investment operations	(.83)	.49

Less Dividends
Dividends from net investment income	(.53)	(.47)

Net asset value, end of period	$11.25	$12.61

Total Return(c):	(6.83)%	3.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$41,201	$47,465
Average net assets (000)	$46,126	$42,213
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.41%	1.51	%(f)
Expenses, excluding distribution and service (12b-1) fees	.66%	.76	%(f)
Net investment income	4.45%	4.59	%(f)

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective January 1, 2008, the Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.57%, 0.82% and 4.28%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets.
(f)	Annualized.

See Notes to Financial Statements.

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Class C
Year Ended December 31,
2006(a)	2005(a)	2004	2003(a)

$12.67	$12.93	$12.89	$12.68

.56	.48	.43	.35
(.08)	(.22)	.11	.36

.48	.26	.54	.71

(.56)	(.52)	(.50)	(.50)

$12.59	$12.67	$12.93	$12.89

4.03%	2.06%	4.27%	5.65%

$13,555	$14,646	$16,955	$20,967
$13,295	$15,940	$18,149	$22,593

1.63%	1.66%	1.63%	1.63%
.88%	.91%	.88%	.88%
4.45%	3.71%	3.35%	2.75%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	75

Financial Highlights

continued

	Class L
	Year Ended October 31, 2008(b)	March 5, 2007(a) through October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.62	$12.69

Income from investment operations
Net investment income	.57	.40
Net realized and unrealized gain (loss) on investment transactions	(1.38)	(.08)

Total from investment operations	(.81)	.32

Less Dividends
Dividends from net investment income	(.56)	(.39)

Net asset value, end of period	$11.25	$12.62

Total Return(c):	(6.67)%	2.41%
Ratios/Supplemental Data:
Net assets, end of period (000)	$11,149	$15,099
Average net assets (000)	$13,644	$16,876
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.16%	1.26	%(e)
Expenses, excluding distribution and service (12b-1) fees	.66%	.76	%(e)
Net investment income	4.69%	4.84	%(e)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective January 1, 2008, the Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.32%, 0.82% and 4.53%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

76	Visit our website at www.jennisondryden.com

	Class M
	Year Ended October 31, 2008(b)	March 5, 2007(a) through October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.61	$12.68

Income from investment operations
Net investment income	.55	.37
Net realized and unrealized gain (loss) on investment transactions	(1.38)	(.09)

Total from investment operations	(.83)	.28

Less Dividends
Dividends from net investment income	(.53)	(.35)

Net asset value, end of period	$11.25	$12.61

Total Return(c):	(6.86)%	2.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$24,877	$51,025
Average net assets (000)	$37,597	$62,106
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.45%	1.76	%(e)
Expenses, excluding distribution and service (12b-1) fees	.66%	.76	%(e)
Net investment income	4.42%	4.35	%(e)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective January 1, 2008, the Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.61%, 0.82% and 4.26%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	77

Financial Highlights

continued

	Class R
	January 11, 2008(a) through October 31, 2008(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.71

Income from investment operations
Net investment income	.46
Net realized and unrealized gain (loss) on investment transactions	(1.46)

Total from investment operations	(1.00)

Less Dividends
Dividends from net investment income	(.45)

Net asset value, end of period	$11.26

Total Return(c):	(8.12)%
Ratios/Supplemental Data:
Net assets, end of period (000)	$1
Average net assets (000)	$1
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees(e)	1.16	%(f)
Expenses, excluding distribution and service (12b-1) fees	.66	%(f)
Net investment income	5.85	%(f)

(a)	Inception date of Class R shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective January 1, 2008, the Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including distribution and service (12b-1) fees and net investment income ratio would have been 1.32%, 0.82% and 5.69%, respectively, for the period ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50 of 1% of the average net assets.
(f)	Annualized.

See Notes to Financial Statements.

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	Class X
	Year Ended October 31, 2008(b)(f)	March 5, 2007(a) through October 31, 2007(b)(f)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.62	$12.69

Income from investment operations
Net investment income	.64	.44
Net realized and unrealized gain (loss) on investment transactions	(1.38)	(.07)

Total from investment operations	(.74)	.37

Less Dividends
Dividends from net investment income	(.61)	(.45)

Capital Contributions	.01	.01

Net asset value, end of period	$11.28	$12.62

Total Return(c):	(6.06)%	2.77%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,229	$11,879
Average net assets (000)	$10,631	$12,751
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.85%	.76	%(e)
Expenses, excluding distribution and service (12b-1) fees	.66%	.76	%(e)
Net investment income	5.15%	5.34	%(e)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective January 1, 2008, the Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 1.01%, 0.82% and 4.99%, respectively, for the period ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	Certain information has been adjusted to reflect a manager payment for sales charges incurred by shareholders in excess of the regulatory limits. Total Return has not been adjusted to reflect the manager payment for sales charges in excess of the regulatory limits.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	79

Financial Highlights

continued

	Class Z
	Year Ended October 31, 2008(a)	Ten-Month Period Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.60	$12.57

Income from investment operations
Net investment income	.64	.56
Net realized and unrealized gain (loss) on investment transactions	(1.37)	.02

Total from investment operations	(.73)	.58

Less Dividends
Dividends from net investment income	(.63)	(.55)

Net asset value, end of period	$11.24	$12.60

Total Return(c):	(6.13)%	4.51%
Ratios/Supplemental Data:
Net assets, end of period (000)
Average net assets (000)	$23,658	$16,233
	$22,302	$15,145
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.66%	.76	%(e)
Expenses, excluding distribution and service (12b-1) fees	.66%	.76	%(e)
Net investment income	5.19%	5.35	%(e)

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective January 1, 2008, the Manager of the Fund has contractually agreed to reimburse and/or waive fees so that the net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary expenses and certain other expenses such as taxes, interest and brokerage commissions) do not exceed 0.60% of the Fund’s average daily net assets. If the investment manager had not waived/reimbursed expenses, the expense ratios both including and excluding distribution and service (12b-1) fees and net investment income ratio would have been 0.82%, 0.82% and 5.03%, respectively, for the year ended October 31, 2008. Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2006(a)	2005(a)	2004	2003(a)

$12.66	$12.93	$12.88	$12.67

.63	.54	.53	.45
(.06)	(.19)	.11	.35

.57	.35	.64	.80

(.66)	(.62)	(.59)	(.59)

$12.57	$12.66	$12.93	$12.88

4.61%	2.75%	5.13%	6.44%

$14,871	$19,963	$60,617	$70,981
$15,799	$25,208	$59,736	$66,448

.88%	.91%	.88%	.88%
.88%	.91%	.88%	.88%
5.16%	4.45%	4.10%	3.51%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	81

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Dryden Total Return Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Total Return Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, the ten-month period ended October 31, 2007 and year ended December 31, 2006 and the financial highlights for the year then ended, the ten-month period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for the year then ended, the ten-month period ended October 31, 2007 and year ended December 31, 2006 and the financial highlights for the year then ended, the ten-month period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 23, 2008

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end, October 31, 2008 as to the federal tax status of dividends paid by the Fund. During the fiscal year ended October 31, 2008, the Fund paid dividends of $0.59 per Class A share, $0.53 per Class B share, $0.53 per Class C share, $0.56 per Class L share, $0.53 per Class M share, $0.45 per Class R share, $0.60 per Class X share and $0.63 per Class Z share from ordinary income, respectively.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 0.99% of the dividends paid by the Fund qualifies for such deduction.

The Fund designates 78.40% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

In January 2009, you will be advised on IRS 1099DIV or substitute Form 1099, as to the federal tax status of the dividends received by you in calendar year 2008.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Total Return Bond Fund, Inc.	83

MANAGEMENT OF THE FUND

(Unaudited)

Information about Fund Directors/Trustees (referred to herein as “Board Members”) and Fund Officers is set forth below. Board Members who are not deemed to be “interested persons,” as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors or trustees of investment companies by the 1940 Act.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen (1)	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (56) Board Member Portfolios Overseen: 62	Managing Director (since April 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008)

Linda W. Bynoe (56) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since March 1995) of Telemat Ltd. (management consulting); formerly Vice President at Morgan Stanley Co (broker- dealer).	Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Director of Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (banking) (since April 2006).

David E.A. Carson (74) Board Member Portfolios Overseen: 62	Director (since May 2008) of Liberty Bank; Director (since October 2007) of ICI Mutual Insurance Company; formerly President, Chairman and Chief Executive Officer of People’s Bank (1987 – 2000).	None.

Michael S. Hyland, CFA (63) Board Member Portfolios Overseen: 62	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President Salomon Brothers Asset Management (1989-1999).	None.

Robert E. La Blanc (74) Board Member Portfolios Overseen: 62	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).	Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

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Douglas H. McCorkindale (69) Board Member Portfolios Overseen: 62	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Stephen P. Munn (66) Board Member Portfolios Overseen: 62	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	None.

Richard A. Redeker (65) Board Member Portfolios Overseen: 62	Retired Mutual Fund Executive (36 years); Management Consultant; Director of Penn Tank Lines, Inc. (since 1999).	None.

Robin B. Smith (69) Board Member & Independent Chair Portfolios Overseen: 62	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).

Stephen G. Stoneburn (65) Board Member Portfolios Overseen: 62	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).	None.
Interested Board Members
Judy A. Rice (60) Board Member & President Portfolios Overseen: 62	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.	None.

Dryden Total Return Bond Fund, Inc.

Robert F. Gunia (62) Board Member & Vice President Portfolios Overseen: 146	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

[1]	The year that each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; David E.A. Carson, 2003; Robert E. La Blanc, 2003; Douglas H. McCorkindale, 2003; Richard A. Redeker, 1994; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Robert F. Gunia, Board Member since 1996 and Vice President since 1999.

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Fund Officers (a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (56) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (50) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (34) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1999-2004).

John P. Schwartz (37) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin LLP (1997-2005).

Andrew R. French (46) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (49) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (50) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (46) Deputy Chief Compliance Officer	Vice President, Mutual Fund Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Dryden Total Return Bond Fund, Inc.

Noreen M. Fierro (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (49) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (44) Assistant Treasurer	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (50) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes interested Board Members who also serve as President or Vice President.

[1]	The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knieirim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006, Grace C. Torres, 1996; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31st of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Board of Directors (the “Board”) of Dryden Total Return Bond Fund, Inc. (the “Fund”) oversees the management of the Fund, and, as required by law, determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 3-5, 2008 and approved the renewal of the agreements through July 31, 2009, after concluding that renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with their consideration. Among other things, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc., an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over one-, three-, five- and ten-year periods ending December 31, 2007, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors they deemed relevant, including the nature, quality and extent of services provided, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with their deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 3-5, 2008.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Dryden Total Return Bond Fund, Inc.

Approval of Advisory Agreements (continued)

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (CCO) as to both PI and PIM. The Board noted that PIM is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of Dryden Total Return Bond Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper Intermediate Investment-Grade Debt Funds Performance Universe) was in the second quartile over the one- and ten-year periods, and in the first quartile over the three- and five-year periods. In addition, the Board noted that the Fund outperformed its benchmark index over the three-, five- and ten-year periods, though

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it underperformed its benchmark index for the one-year period. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered the Fund’s actual management fees (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management and subadvisory fees are reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to

Dryden Total Return Bond Fund, Inc.

Approval of Advisory Agreements (continued)

the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interest of the Fund and its shareholders.

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–10.57%	1.26%	3.42%	—
Class B	–11.29	1.33	3.24	—
Class C	–7.72	1.70	3.40	—
Class L	–10.64	N/A	N/A	–5.10% (3/5/07)
Class M	–12.21	N/A	N/A	–5.65 (3/5/07)
Class R	N/A	N/A	N/A	N/A (1/14/08)
Class X	–11.42	N/A	N/A	–4.72 (3/5/07)
Class Z	–6.13	2.44	4.15	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/08
	One Year	Five Years	Ten Years	Since Inception
Class A	–6.36%	2.20%	3.90%	—
Class B	–6.83	1.49	3.24	—
Class C	–6.83	1.70	3.40	—
Class L	–6.67	N/A	N/A	–2.59% (3/5/07)
Class M	–6.86	N/A	N/A	–2.91 (3/5/07)
Class R	N/A	N/A	N/A	N/A (1/14/08)
Class X	–6.06	N/A	N/A	–1.98 (3/5/07)
Class Z	–6.13	2.44	4.15	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the

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most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%. Gross operating expenses: Class A, 1.12%; Class B, 1.82%; Class C, 1.82%; Class L, 1.32%; Class M, 1.82%; Class R, 1.57%; Class X, 1.82%; Class Z, 0.82%. Net operating expenses apply to: Class A, 0.91%; Class B, 1.41%; Class C, 1.41%; Class L, 1.16%; Class M, 1.45%; Class R, 1.16%; Class X, 0.85%; Class Z, 0.66%, after voluntary and contractual reduction. The contractual reduction is through 2/28/2010.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Dryden Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1998) and the account values at the end of the current fiscal year (October 31, 2008), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares in effect through October 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50%, and 4.25%, respectively, a 12b-1 fee of up to 0.30% and 0.50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of up to 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 6% and a 12b-1 fee of up to 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee.

Dryden Total Return Bond Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Michael S. Hyland • Robert E. La Blanc • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker •
Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Street New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Total Return Bond Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	L	M	R	X	Z
NASDAQ	PDBAX	PRDBX	PDBCX	N/A	N/A	N/A	N/A	PDBZX
CUSIP	262492101	262492200	262492309	262492507	262492606	262492804	262492705	262492408

MF166E    IFS-A159556    Ed. 12/2008

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2008 and fiscal period January 1, 2007 through October 31, 2007, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $42,329 and $40,281, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal year ended October 31, 2008 and fiscal period January 1, 2007 through October 31, 2007. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2008 and fiscal period January 1, 2007 through October 31, 2007 was $0 and $44,700, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date    December 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date    December 19, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date    December 19, 2008

*	Print the name and title of each signing officer under his or her signature.